UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02857
                                   811-21434

Name of Fund:  Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.
               Master Core Bond Portfolio of Master Bond Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
         Officer, Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and Master Core Bond Portfolio of Master Bond Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 09/30/05

Item 1 -   Report to Stockholders


Core Bond Portfolio of
Merrill Lynch Bond Fund, Inc.


Annual Report
September 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



A Letter From the President


Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major benchmark indexes managed to post positive results for the current reporting period:

Total Returns as of September 30, 2005                                6-month        12-month
U.S. equities (Standard & Poor's (S&P) 500 Index)                      +5.02%        +12.25%
Small-cap U.S. equities (Russell 2000 Index)                           +9.21%        +17.95%
International equities (MSCI Europe Australasia Far East Index)        +9.26%        +25.79%
Fixed income (Lehman Brothers Aggregate Bond Index)                    +2.31%        + 2.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         +2.80%        + 4.05%
High yield bonds (Credit Suisse First Boston High Yield Index)         +2.82%        + 6.31%


Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate hiking program, raising the federal funds rate 11 times to 3.75% by period-end. The Fed admittedly remains more concerned about inflation than slowing economic growth, causing some to worry that the central bank may overreact to inflation and increase interest rates more than is necessary to maintain a healthy economic balance. Recent disruptions to production and spending from Hurricanes Katrina and Rita are likely to distort the economic data in the short term, muddying the underlying trends. However, any hurricane-induced slowdown is likely to be short lived, and the fiscal stimulus associated with reconstruction efforts in the Gulf could add to gross domestic product growth in 2006.

U.S. equities exhibited resilience over the past several months as investors generally tended to proceed with caution. After a strong finish to 2004, the S&P 500 Index remained largely range-bound in 2005, with the last three months representing the best quarter of the year. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

In the bond market, the yield curve continued to flatten as short-term interest rates moved in concert with the Fed rate hikes and longer-term interest rates remained more constant or declined. The difference between two-year and 10-year Treasury yields collapsed from 151 basis points (1.51%) on September 30, 2004 to 70 basis points on March 31, 2005, to just 16 basis points at period-end.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



We are pleased to present to you the management team of

             Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.


The Fund is managed by a team of investment professionals comprised of John Burger, James Pagano, Patrick Maldari and Frank Viola. This management team is jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. John Burger has been a Managing Director of the Investment Adviser since 2004 and was Director at the Investment Adviser from 1998 to 2004 and a portfolio manager therewith since 1992. He has been a member of the Fund's management team since 2003. Mr. Pagano has been a portfolio manager with the Investment Adviser since 2003. He has been a member of the Fund's management team since 2002. Patrick Maldari has been a Managing Director of the Investment Adviser since 2000, and has been a portfolio manager with the Investment Adviser since 1987. He has been a member of the Fund's management since 2000. James J. Pagano has been a Director of the Investment Adviser since 2004 and was a Vice President of the Investment Adviser from 1997 to 2004. Frank Viola has been a Managing Director and head of the Structured Products Investment Team at the Investment Adviser since 2003 and has been a portfolio manager with the Investment Adviser since 1997. He has been a member of the Fund's management team since 2003.


Table of Contents                                                  Page

A Letter From the President                                           2
A Discussion With Your Fund's Portfolio Managers                      4
Performance Data                                                      6
Disclosure of Expenses                                                8
Core Bond Portfolio Financial Statements                              9
Core Bond Portfolio Financial Highlights                             12
Core Bond Portfolio Notes to Financial Statements                    17
Report of Independent Registered Public Accounting Firm          20, 40
Important Tax Information                                            21
Portfolio Information                                                21
Master Core Bond Portfolio Schedule of Investments                   22
Master Core Bond Portfolio Financial Statements                      33
Master Core Bond Portfolio Financial Highlights                      35
Master Core Bond Portfolio Notes to Financial Statements             36
Officers and Directors/Trustees                                      41



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



A Discussion With Your Fund's Portfolio Managers


We continue to monitor the interest rate environment and the credit markets for opportunities to become more aggressive and enhance the Portfolio's yield.


How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2005, Core Bond Portfolio's Class A, Class B, Class C, Class I and Class R Shares had total returns of +2.46%, +1.84%, +1.88%, +2.63% and +2.12%, respectively. For the same period, the benchmark Lehman Brothers Aggregate Bond Index posted a return of +2.80%. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

In the first three months of the fiscal year, our ample exposure to spread sectors (those areas of the market less correlated with U.S. Treasury issues) contributed significantly to performance. At that time, our above-benchmark commitment to credit product consisted of a 12% overweighting in investment grade and crossover credits and a 2.5% overweighting in high yield issues. These securities, as well as mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, benefited in the fourth quarter of 2004 as investors continued to grab for yield, prompting credit spreads on these issues (versus U.S. Treasury issues of comparable maturity) to narrow.

We reduced our exposure to credit products significantly in the first quarter of 2005 given their relative outperformance and a much more cautious market sentiment. From that point on, it was our duration profile and yield curve positioning that most affected Portfolio performance. Specifically, we maintained a short duration profile for much of the year in anticipation of rising long-term interest rates. With the economy on solid footing and the Federal Reserve Board (the Fed) in a monetary tightening mode, we expected that long-term interest rates would follow short-term interest rates higher. Surprisingly, the opposite occurred. As short-term interest rates rose, longer-term bond yields declined year-over-year. For some context, the Fed increased its target short-term interest rate 200 basis points during the fiscal period - from 1.75% on September 30, 2004 to 3.75% by period-end. During that same time, the two-year Treasury yield rose 155 basis points from 2.63% to 4.18% whereas the 10-year Treasury yield rose just 20 basis points from 4.14% to 4.34% and the 30-year Treasury yield declined 32 basis points from 4.89% to 4.57%. Under these circumstances, our short duration hindered relative performance.

However, the movement in interest rates also resulted in a pronounced flattening of the yield curve, with the difference between the two-year and 10-year Treasury yield just 16 basis points at period-end. We had positioned the Portfolio for this flattening phenomenon, and performance benefited as a result. By overweighting the long end of the yield curve and underweighting shorter-dated bonds, the Portfolio profited from the capital appreciation as long-term bond prices rallied.

Finally, we reduced our position in the auto sector as earnings disappointments in the industry began to have an effect on these credits. This detracted slightly from performance for the year.


What changes were made to the Portfolio during the period?

As mentioned earlier, we significantly reduced our exposure to both investment grade credit and high yield bonds, bringing our commitment to investment grade credit from a 12% overweight relative to our benchmark to a 2% underweight, and our exposure to high yield (which is not represented in the benchmark index) from approximately 3% of net assets to less than 1%. At period-end, 21.7% of the Portfolio's net assets were invested in investment grade credit and 0.4% in high yield bonds. While trimming our exposure, we improved the overall credit quality of the corporate bonds we retained in the portfolio. We believe this makes for a much less volatile product, and brings the Portfolio closer in line with its benchmark.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



At the same time, we added exposure to commercial mortgage-backed securities
(CMBS) and asset-backed securities (ABS), creating overweight positions relative to the benchmark of 2% and 4%, respectively. Our exposure to ABS came mainly through the home equity loan sector. We believe CMBS and ABS offer a good risk/reward profile at this time. These are high-quality (that is, AAA-rated) sectors with the potential to generate additional yield for the portfolio. While spreads on CMBS and ABS (versus U.S. Treasury issues) are tight by historical standards, we believe the prospect for spread widening is substantially less than in other spread sectors. Also during the fiscal year, we initiated a position in Treasury Inflation Protected Securities (TIPS), which offer value compared to U.S. Treasury issues in an environment of rising inflation. TIPS represented 1% of the Portfolio's net assets at period-end. Finally, we continued to use derivatives to manage interest rate risk.

At the end of August, Hurricane Katrina ravaged the Gulf Coast, causing mass destruction and creating uncertainty in terms of the impact on the economy and the markets, as well as Fed sentiment. This prompted us to remove our yield curve flattening bias and add some exposure to the short end of the yield curve, an area we had avoided since the Fed began raising interest rates in 2004. Specifically, we increased exposure to the two-year sector while reducing our position in 30-year Treasury issues. We are less certain about the near-term direction of the yield curve and, therefore, believe it is prudent to reduce risk in this sector.


How would you characterize the Portfolio's position at the close of the period?

We ended the period with a relatively conservative position in terms of both interest rate risk and asset allocation, with an emphasis on higher-quality issues. The Portfolio is focused primarily on asset-backed securities, with limited exposure to corporate, high yield and mortgage-backed securities as we await opportunities to re-enter riskier asset classes when valuations appear more attractive.

Looking ahead, we believe economic growth will slow more than anticipated, helping to calm some of the inflationary fears propagated by the Fed. The consumer has supported the economy for some time. In our view, the resilience of the consumer sector is likely to be tested now by higher energy prices, higher interest rates and changes in the banking industry aimed at curtailing "speculative borrowing," which would limit consumers' ability to continue tapping into the equity of their homes. Amid this economic uncertainty, we believe a relatively conservative approach is warranted. At the same time, we will continue to look for opportunities to become more aggressive in an effort to enhance the income provided to shareholders. These opportunities may present themselves in the form of higher interest rates or a widening in credit spreads.


John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

October 11, 2005



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Portfolio through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio's Investment Adviser voluntarily waived a portion of its fee. Without such waiver, the Portfolio's performance would have been lower.


Recent Performance Results
                                                6-Month        12-Month       10-Year      Standardized
As of September 30, 2005                      Total Return   Total Return   Total Return   30-day Yield
Core Bond Portfolio Class A Shares*              +1.81%         +2.46%         +69.93%         3.03%
Core Bond Portfolio Class B Shares*              +1.46          +1.84          +61.24          2.63
Core Bond Portfolio Class C Shares*              +1.52          +1.88          +60.53          2.58
Core Bond Portfolio Class I Shares*              +1.85          +2.63          +74.06          3.27
Core Bond Portfolio Class R Shares*              +1.60          +2.12          +66.47          2.90
Lehman Brothers Aggregate Bond Index**           +2.31          +2.80          +88.52           --
ML U.S. Corporate Master Index***                +2.42          +2.88          +97.23           --

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

 ** This unmanaged market-weighted Index is comprised of investment grade corporate bonds
    (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

*** This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Core Bond Portfolio++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++ and Merrill Lynch U.S. Corporate Master Index++++++. Values illustrated are as follows:


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class A Shares*

Date                                             Value

September 1995                                 $ 9,600.00
September 1996                                 $ 9,931.00
September 1997                                 $10,820.00
September 1998                                 $11,877.00
September 1999                                 $11,636.00
September 2000                                 $12,196.00
September 2001                                 $13,559.00
September 2002                                 $14,568.00
September 2003                                 $15,371.00
September 2004                                 $15,921.00
September 2005                                 $16,313.00


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class B Shares*

Date                                             Value

September 1995                                 $10,000.00
September 1996                                 $10,283.00
September 1997                                 $11,145.00
September 1998                                 $12,172.00
September 1999                                 $11,874.00
September 2000                                 $12,381.00
September 2001                                 $13,695.00
September 2002                                 $14,638.00
September 2003                                 $15,365.00
September 2004                                 $15,832.00
September 2005                                 $16,124.00


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class C Shares*

Date                                             Value

September 1995                                 $10,000.00
September 1996                                 $10,287.00
September 1997                                 $11,133.00
September 1998                                 $12,163.00
September 1999                                 $11,849.00
September 2000                                 $12,348.00
September 2001                                 $13,651.00
September 2002                                 $14,584.00
September 2003                                 $15,299.00
September 2004                                 $15,757.00
September 2005                                 $16,053.00


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class I Shares*

Date                                             Value

September 1995                                 $ 9,600.00
September 1996                                 $ 9,947.00
September 1997                                 $10,864.00
September 1998                                 $11,956.00
September 1999                                 $11,752.00
September 2000                                 $12,348.00
September 2001                                 $13,763.00
September 2002                                 $14,824.00
September 2003                                 $15,680.00
September 2004                                 $16,282.00
September 2005                                 $16,709.00


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class R Shares*

Date                                             Value

September 1995                                 $10,000.00
September 1996                                 $10,310.00
September 1997                                 $11,205.00
September 1998                                 $12,269.00
September 1999                                 $12,001.00
September 2000                                 $12,547.00
September 2001                                 $13,915.00
September 2002                                 $14,914.00
September 2003                                 $15,767.00
September 2004                                 $16,302.00
September 2005                                 $16,647.00


Lehman Brothers Aggregate Bond Index++++

Date                                             Value

September 1995                                 $10,000.00
September 1996                                 $10,490.00
September 1997                                 $11,509.00
September 1998                                 $12,834.00
September 1999                                 $12,787.00
September 2000                                 $13,681.00
September 2001                                 $15,453.00
September 2002                                 $16,781.00
September 2003                                 $17,689.00
September 2004                                 $18,339.00
September 2005                                 $18,852.00


Merrill Lynch U.S. Corporate Master Index++++++

Date                                             Value

September 1995                                 $10,000.00
September 1996                                 $10,487.00
September 1997                                 $11,664.00
September 1998                                 $12,910.00
September 1999                                 $12,778.00
September 2000                                 $13,505.00
September 2001                                 $15,335.00
September 2002                                 $16,497.00
September 2003                                 $18,318.00
September 2004                                 $19,172.00
September 2005                                 $19,723.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ The Portfolio invests primarily in long-term, fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corp.).

  ++++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

++++++ This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.

       Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/05                   +2.46%           -1.64%
Five Years Ended 9/30/05                 +5.99            +5.13
Ten Years Ended 9/30/05                  +5.45            +5.02


                                        Return            Return
                                     Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 9/30/05                   +1.84%           -2.11%
Five Years Ended 9/30/05                 +5.43            +5.10
Ten Years Ended 9/30/05                  +4.89            +4.89


                                        Return            Return
                                     Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 9/30/05                   +1.88%           +0.89%
Five Years Ended 9/30/05                 +5.39            +5.39
Ten Years Ended 9/30/05                  +4.85            +4.85


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 9/30/05                   +2.63%           -1.48%
Five Years Ended 9/30/05                 +6.24            +5.37
Ten Years Ended 9/30/05                  +5.70            +5.27


Class R Shares                                            Return

One Year Ended 9/30/05                                    +2.12%
Five Years Ended 9/30/05                                  +5.82
Ten Years Ended 9/30/05                                   +5.23


     * Maximum sales charge is 4%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Disclosure of Expenses


Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Portfolio expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2005 and held through September 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value     April 1, 2005 to
                                                        April 1,       September 30,      September 30,
                                                          2005              2005               2005
Actual

Class A                                                  $1,000          $1,018.10            $4.35
Class B                                                  $1,000          $1,014.60            $6.99
Class C                                                  $1,000          $1,015.20            $7.30
Class I                                                  $1,000          $1,018.50            $3.07
Class R                                                  $1,000          $1,016.00            $5.62

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,021.03            $4.35
Class B                                                  $1,000          $1,018.40            $7.01
Class C                                                  $1,000          $1,018.09            $7.31
Class I                                                  $1,000          $1,022.30            $3.08
Class R                                                  $1,000          $1,019.77            $5.63

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.85% for Class A, 1.37% for Class B, 1.43% for Class C, .60% for Class I and 1.10% for Class R),
   multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown). Because the Portfolio is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Statement of Assets and Liabilities                                                                           Core Bond Portfolio

As of September 30, 2005
Assets

       Investment in Master Core Bond Portfolio (the "Master Portfolio"), at value
       (identified cost--$1,936,146,943)                                                                          $ 1,936,779,760
       Prepaid expenses                                                                                                    58,478
                                                                                                                  ---------------
       Total assets                                                                                                 1,936,838,238
                                                                                                                  ---------------

Liabilities

       Payables:
           Dividends to shareholders                                                           $     1,312,006
           Distributor                                                                                 582,726
           Other affiliates                                                                            545,430
           Investment adviser                                                                          435,794          2,875,956
                                                                                               ---------------
       Accrued expenses                                                                                                    39,252
                                                                                                                  ---------------
       Total liabilities                                                                                                2,915,208
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,933,923,030
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $     4,825,004
       Class B Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                    2,646,480
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    2,937,464
       Class I Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                    5,917,902
       Class R Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                      235,021
       Paid-in capital in excess of par                                                                             1,927,626,300
       Undistributed investment income--net                                                    $     7,388,887
       Accumulated realized capital losses allocated from the Master Portfolio--net               (18,286,845)
       Unrealized appreciation allocated from the Master Portfolio--net                                632,817
                                                                                               ---------------
       Total accumulated losses--net                                                                                 (10,265,141)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,933,923,030
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $563,605,700 and 48,250,040 shares outstanding                             $         11.68
                                                                                                                  ===============
       Class B--Based on net assets of $308,943,754 and 26,464,796 shares outstanding                             $         11.67
                                                                                                                  ===============
       Class C--Based on net assets of $343,059,860 and 29,374,641 shares outstanding                             $         11.68
                                                                                                                  ===============
       Class I--Based on net assets of $690,853,788 and 59,179,019 shares outstanding                             $         11.67
                                                                                                                  ===============
       Class R--Based on net assets of $27,459,928 and 2,350,212 shares outstanding                               $         11.68
                                                                                                                  ===============

       See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Statement of Operations                                                                                       Core Bond Portfolio

For the Year Ended September 30, 2005
Investment Income

       Net investment income allocated from the Master Portfolio:
           Interest                                                                                               $    71,036,759
           Dividends                                                                                                      519,248
           Securities lending--net                                                                                        176,838
           Expenses                                                                                                   (1,913,131)
                                                                                                                  ---------------
       Total income                                                                                                    69,819,714
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     6,735,416
       Account maintenance and distribution fees--Class B                                            2,470,173
       Account maintenance and distribution fees--Class C                                            2,173,523
       Account maintenance fees--Class A                                                             1,282,894
       Transfer agent fees--Class I                                                                  1,220,375
       Transfer agent fees--Class A                                                                    904,929
       Transfer agent fees--Class B                                                                    650,867
       Transfer agent fees--Class C                                                                    540,332
       Registration fees                                                                               136,469
       Printing and shareholder reports                                                                122,078
       Account maintenance and distribution fees--Class R                                              102,966
       Transfer agent fees--Class R                                                                     36,366
       Professional fees                                                                                34,487
       Other                                                                                            20,539
                                                                                               ---------------
       Total expenses before waiver                                                                 16,431,414
       Waiver of expenses                                                                          (1,190,315)
                                                                                               ---------------
       Total expenses after waiver                                                                                     15,241,099
                                                                                                                  ---------------
       Investment income--net                                                                                          54,578,615
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Master Portfolio--Net

       Realized gain--net                                                                                              10,753,875
       Change in unrealized appreciation--net                                                                        (23,100,353)
                                                                                                                  ---------------
       Total realized and unrealized loss--net                                                                       (12,346,478)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    42,232,137
                                                                                                                  ===============

       See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Statements of Changes in Net Assets                                                                           Core Bond Portfolio


                                                                                                        For the Year Ended
                                                                                                           September 30,
Increase (Decrease) in Net Assets:                                                                  2005                 2004++
Operations

       Investment income--net                                                                  $    54,578,615    $    45,868,235
       Realized gain--net                                                                           10,753,875         33,776,777
       Change in unrealized appreciation--net                                                     (23,100,353)       (18,464,917)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         42,232,137         61,180,095
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                (18,788,805)       (13,583,236)
           Class B                                                                                (10,552,895)        (8,259,029)
           Class C                                                                                 (8,357,501)        (2,887,840)
           Class I                                                                                (27,408,790)       (21,041,859)
           Class R                                                                                   (706,809)          (166,868)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (65,814,800)       (45,938,832)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions               300,568,513      (248,085,135)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     276,985,850      (232,843,872)
       Beginning of year                                                                         1,656,937,180      1,889,781,052
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 1,933,923,030    $ 1,656,937,180
                                                                                               ===============    ===============
         * Undistributed investment income--net                                                $     7,388,887    $    15,796,402
                                                                                               ===============    ===============

        ++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master
           Portfolio level. This structure is sometimes called a "master/feeder" structure.

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Financial Highlights                                                                                          Core Bond Portfolio
                                                                                         Class A

The following per share data and ratios have been derived                    For the Year Ended September 30,
from information provided in the financial statements.       2005         2004++++         2003           2002           2001
Per Share Operating Performance

       Net asset value, beginning of year                $      11.83   $      11.73   $      11.52   $      11.21   $      10.68
                                                         ------------   ------------   ------------   ------------   ------------
       Investment income--net                                   .37++          .34++          .39++            .50            .63
       Realized and unrealized gain (loss)--net                 (.08)            .07            .23            .31            .53
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations                           .29            .41            .62            .81           1.16
                                                         ------------   ------------   ------------   ------------   ------------
       Less dividends from investment income--net               (.44)          (.31)          (.41)          (.50)          (.63)
                                                         ------------   ------------   ------------   ------------   ------------
       Net asset value, end of year                      $      11.68   $      11.83   $      11.73   $      11.52   $      11.21
                                                         ============   ============   ============   ============   ============

Total Investment Return*

       Based on net asset value per share                       2.46%          3.58%          5.51%          7.44%         11.16%
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver                                .85%+++        .85%+++           .85%           .84%           .86%
                                                         ============   ============   ============   ============   ============
       Expenses                                               .92%+++        .89%+++           .85%           .84%           .86%
                                                         ============   ============   ============   ============   ============
       Investment income--net                                   3.08%          2.65%          3.39%          4.43%          5.75%
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of year (in thousands)            $    563,606   $    426,393   $    484,030   $    286,726   $    201,269
                                                         ============   ============   ============   ============   ============
       Portfolio turnover                                234.92%+++++   258.01%+++++        287.00%        281.67%        262.47%
                                                         ============   ============   ============   ============   ============

         * Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

      ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master
           Portfolio level. This structure is sometimes called a "master/feeder" structure.

       +++ Includes the Fund's share of the Master Portfolio's allocated expenses.

     +++++ Portfolio turnover for the Master Portfolio.

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Financial Highlights (continued)                                                                              Core Bond Portfolio
                                                                                         Class B

The following per share data and ratios have been derived                    For the Year Ended September 30,
from information provided in the financial statements.       2005         2004++++         2003           2002           2001
Per Share Operating Performance

       Net asset value, beginning of year                $      11.83   $      11.73   $      11.52   $      11.21   $      10.68
                                                         ------------   ------------   ------------   ------------   ------------
       Investment income--net                                   .30++          .27++          .34++            .44            .57
       Realized and unrealized gain (loss)--net                 (.11)            .08            .22            .31            .53
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations                           .19            .35            .56            .75           1.10
                                                         ------------   ------------   ------------   ------------   ------------
       Less dividends from investment income--net               (.35)          (.25)          (.35)          (.44)          (.57)
                                                         ------------   ------------   ------------   ------------   ------------
       Net asset value, end of year                      $      11.67   $      11.83   $      11.73   $      11.52   $      11.21
                                                         ============   ============   ============   ============   ============

Total Investment Return*

       Based on net asset value per share                       1.84%          3.04%          4.96%          6.89%         10.59%
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver                               1.37%+++       1.36%+++          1.36%          1.36%          1.38%
                                                         ============   ============   ============   ============   ============
       Expenses                                              1.44%+++       1.47%+++          1.36%          1.36%          1.38%
                                                         ============   ============   ============   ============   ============
       Investment income--net                                   2.54%          2.14%          2.94%          3.93%          5.25%
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of year (in thousands)            $    308,944   $    344,585   $    449,985   $    487,746   $    511,166
                                                         ============   ============   ============   ============   ============
       Portfolio turnover                                234.92%+++++   258.01%+++++        287.00%        281.67%        262.47%
                                                         ============   ============   ============   ============   ============

         * Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

      ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master
           Portfolio level. This structure is sometimes called a "master/feeder" structure.

       +++ Includes the Fund's share of the Master Portfolio's allocated expenses.

     +++++ Portfolio turnover for the Master Portfolio.

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Financial Highlights (continued)                                                                              Core Bond Portfolio
                                                                                         Class C

The following per share data and ratios have been derived                    For the Year Ended September 30,
from information provided in the financial statements.       2005         2004++++         2003           2002           2001
Per Share Operating Performance

       Net asset value, beginning of year                $      11.83   $      11.73   $      11.52   $      11.21   $      10.68
                                                         ------------   ------------   ------------   ------------   ------------
       Investment income--net                                   .30++          .26++          .33++            .43            .57
       Realized and unrealized gain (loss)--net                 (.08)            .09            .23            .31            .53
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations                           .22            .35            .56            .74           1.10
                                                         ------------   ------------   ------------   ------------   ------------
       Less dividends from investment income--net               (.37)          (.25)          (.35)          (.43)          (.57)
                                                         ------------   ------------   ------------   ------------   ------------
       Net asset value, end of year                      $      11.68   $      11.83   $      11.73   $      11.52   $      11.21
                                                         ============   ============   ============   ============   ============

Total Investment Return*

       Based on net asset value per share                       1.88%          2.99%          4.91%          6.83%         10.53%
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver                               1.42%+++       1.39%+++          1.42%          1.42%          1.44%
                                                         ============   ============   ============   ============   ============
       Expenses                                              1.49%+++       1.39%+++          1.42%          1.42%          1.44%
                                                         ============   ============   ============   ============   ============
       Investment income--net                                   2.52%          2.12%          2.86%          3.85%          5.16%
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of year (in thousands)            $    343,060   $    188,416   $    131,739   $    110,065   $     76,963
                                                         ============   ============   ============   ============   ============
       Portfolio turnover                                234.92%+++++   258.01%+++++        287.00%        281.67%        262.47%
                                                         ============   ============   ============   ============   ============


         * Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

      ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master
           Portfolio level. This structure is sometimes called a "master/feeder" structure.

       +++ Includes the Fund's share of the Master Portfolio's allocated expenses.

     +++++ Portfolio turnover for the Master Portfolio.

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Financial Highlights (continued)                                                                              Core Bond Portfolio
                                                                                         Class I

The following per share data and ratios have been derived                    For the Year Ended September 30,
from information provided in the financial statements.       2005         2004++++         2003           2002           2001
Per Share Operating Performance

       Net asset value, beginning of year                $      11.83   $      11.73   $      11.52   $      11.21   $      10.68
                                                         ------------   ------------   ------------   ------------   ------------
       Investment income--net                                   .39++          .37++          .43++            .53            .66
       Realized and unrealized gain (loss)--net                 (.07)            .07            .22            .31            .53
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations                           .32            .44            .65            .84           1.19
                                                         ------------   ------------   ------------   ------------   ------------
       Less dividends from investment income--net               (.48)          (.34)          (.44)          (.53)          (.66)
                                                         ------------   ------------   ------------   ------------   ------------
       Net asset value, end of year                      $      11.67   $      11.83   $      11.73   $      11.52   $      11.21
                                                         ============   ============   ============   ============   ============

Total Investment Return*

       Based on net asset value per share                       2.63%          3.84%          5.77%          7.71%         11.44%
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver                                .60%+++        .60%+++           .60%           .59%           .61%
                                                         ============   ============   ============   ============   ============
       Expenses                                               .67%+++        .68%+++           .60%           .59%           .61%
                                                         ============   ============   ============   ============   ============
       Investment income--net                                   3.32%          2.90%          3.67%          4.68%          6.03%
                                                         ============   ============   ============   ============   ============

Supplemental Data

       Net assets, end of year (in thousands)            $    690,854   $    683,828   $    823,981   $    645,820   $    519,815
                                                         ============   ============   ============   ============   ============
       Portfolio turnover                                234.92%+++++   258.01%+++++        287.00%        281.67%        262.47%
                                                         ============   ============   ============   ============   ============

         * Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

      ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master
           Portfolio level. This structure is sometimes called a "master/feeder" structure.

       +++ Includes the Fund's share of the Master Portfolio's allocated expenses.

     +++++ Portfolio turnover for the Master Portfolio.

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Financial Highlights (concluded)                                                                              Core Bond Portfolio
                                                                                                    Class R

                                                                                                                 For the Period
                                                                                                                   January 3,
                                                                                    For the Year Ended             2003++ to
The following per share data and ratios have been derived                             September 30,              September 30,
from information provided in the financial statements.                             2005             2004++++          2003
Per Share Operating Performance

       Net asset value, beginning of period                                 $         11.84    $         11.74    $         11.49
                                                                            ---------------    ---------------    ---------------
       Investment income--net***                                                        .34                .32                .21
       Realized and unrealized gain (loss)--net                                       (.08)                .07                .35
                                                                            ---------------    ---------------    ---------------
       Total from investment operations                                                 .26                .39                .56
                                                                            ---------------    ---------------    ---------------
       Less dividends from investment income--net                                     (.42)              (.29)              (.31)
                                                                            ---------------    ---------------    ---------------
       Net asset value, end of period                                       $         11.68    $         11.84    $         11.74
                                                                            ===============    ===============    ===============

Total Investment Return**

       Based on net asset value per share                                             2.12%              3.39%           4.97%+++
                                                                            ===============    ===============    ===============

Ratios to Average Net Assets

       Expenses, net of waiver                                                   1.10%+++++          .78%+++++             1.11%*
                                                                            ===============    ===============    ===============
       Expenses                                                                  1.17%+++++          .78%+++++             1.11%*
                                                                            ===============    ===============    ===============
       Investment income--net                                                         2.85%              2.70%             2.37%*
                                                                            ===============    ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                             $        27,460    $        13,716    $            46
                                                                            ===============    ===============    ===============
       Portfolio turnover                                                   234.92%++++++++    258.01%++++++++            287.00%
                                                                            ===============    ===============    ===============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master
           Portfolio level. This structure is sometimes called a "master/feeder" structure.

       +++ Aggregate total investment return.

     +++++ Includes the Fund's share of the Master Portfolio's allocated expenses.

  ++++++++ Portfolio turnover for the Master Portfolio.

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Notes to Financial Statements                               Core Bond Portfolio


1. Significant Accounting Policies:
The Core Bond Portfolio (the "Portfolio") is one of the three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Core Bond Portfolio (the "Master Portfolio"), of Master Bond Trust, a mutual fund that has the same investment objective and strategies as the Portfolio. The value of the Portfolio's investment in the Master Portfolio reflects the Portfolio's proportionate interest in the net assets of the Master Portfolio. The performance of the Portfolio is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Master Portfolio owned by the Portfolio at September 30, 2005 was 67.4%. The Portfolio offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--The Portfolio records its investment in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 1(a) of the Master Portfolio's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Portfolio records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Portfolio accrues its own expenses.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Master Portfolio are accounted for on a trade date basis.

(g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

(h) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,652,791 has been reclassified between accumulated net realized capital losses and undistributed net investment income, $175,879 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $2,114,308 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par as a result of permanent differences attributable to foreign currency transactions, accounting for swap agreements, amortization methods on fixed income securities, the allocation of basis adjustments and the expiration of capital loss carryforwards. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of the average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended September 30, 2005, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio and Intermediate Term Portfolio was approximately $3,984,010,000.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Notes to Financial Statements (continued)                   Core Bond Portfolio


FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services. FAM has contractually agreed to waive the Portfolio's investment advisory fee in the amount of the Portfolio's share of the investment advisory fee paid by the Master Portfolio. For the year ended September 30, 2005, FAM earned fees of $6,735,416 of which $1,190,315 were waived.

The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12(b)-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Account
                                  Maintenance          Distribution
                                          Fee                   Fee

Class A                                  .25%                    --
Class B                                  .25%                  .50%
Class C                                  .25%                  .55%
Class R                                  .25%                  .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended September 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:


                                         FAMD                MLPF&S

Class A                              $ 70,281             $ 701,790
Class I                              $  3,704             $  43,143


For the year ended September 30, 2005, MLPF&S received contingent deferred sales charges of $239,817 and $82,383 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $148 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Portfolio's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM UK, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $300,568,513 and $(248,085,135) for the years ended September 30, 2005 and September 30, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               20,905,660    $   245,781,409
Automatic conversion of shares             1,447,307         17,058,681
Shares issued to shareholders in
   reinvestment of dividends               1,085,827         12,794,431
                                     ---------------    ---------------
Total issued                              23,438,794        275,634,521
Shares redeemed                         (11,219,888)      (132,159,272)
                                     ---------------    ---------------
Net increase                              12,218,906    $   143,475,249
                                     ===============    ===============



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Notes to Financial Statements (continued)                   Core Bond Portfolio


Class A Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                               12,164,129    $   142,389,533
Automatic conversion of shares             2,388,888         27,886,719
Shares issued to shareholders in
   reinvestment of dividends                 823,953          9,655,758
                                     ---------------    ---------------
Total issued                              15,376,970        179,932,010
Shares redeemed                         (20,600,098)      (242,646,844)
                                     ---------------    ---------------
Net decrease                             (5,223,128)    $  (62,714,834)
                                     ===============    ===============


Class B Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                6,699,065    $    78,957,081
Shares issued to shareholders in
   reinvestment of dividends                 663,930          7,822,569
                                     ---------------    ---------------
Total issued                               7,362,995         86,779,650
                                     ---------------    ---------------
Automatic conversion of shares           (1,448,349)       (17,058,681)
Shares redeemed                          (8,586,115)      (101,193,823)
                                     ---------------    ---------------
Total redeemed                          (10,034,464)      (118,252,504)
                                     ---------------    ---------------
Net decrease                             (2,671,469)    $  (31,472,854)
                                     ===============    ===============


Class B Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                                6,212,833    $    72,641,246
Shares issued to shareholders in
   reinvestment of dividends                 495,143          5,800,608
                                     ---------------    ---------------
Total issued                               6,707,976         78,441,854
                                     ---------------    ---------------
Automatic conversion of shares           (2,390,022)       (27,886,719)
Shares redeemed                         (13,558,943)      (158,595,112)
                                     ---------------    ---------------
Total redeemed                          (15,948,965)      (186,481,831)
                                     ---------------    ---------------
Net decrease                             (9,240,989)    $ (108,039,977)
                                     ===============    ===============


Class C Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               17,528,641    $   206,659,943
Shares issued to shareholders in
   reinvestment of dividends                 557,630          6,568,541
                                     ---------------    ---------------
Total issued                              18,086,271        213,228,484
Shares redeemed                          (4,638,791)       (54,689,966)
                                     ---------------    ---------------
Net increase                              13,447,480    $   158,538,518
                                     ===============    ===============


Class C Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                                8,337,262    $    97,258,921
Shares issued to shareholders in
   reinvestment of dividends                 173,952          2,038,470
                                     ---------------    ---------------
Total issued                               8,511,214         99,297,391
Shares redeemed                          (3,815,557)       (44,659,731)
                                     ---------------    ---------------
Net increase                               4,695,657    $    54,637,660
                                     ===============    ===============


Class I Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               13,599,517    $   160,238,065
Shares issued to shareholders in
   reinvestment of dividends                 736,001          8,671,445
                                     ---------------    ---------------
Total issued                              14,335,518        168,909,510
Shares redeemed                         (12,978,398)      (152,923,772)
                                     ---------------    ---------------
Net increase                               1,357,120    $    15,985,738
                                     ===============    ===============


Class I Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                               19,808,273    $   231,959,176
Shares issued to shareholders in
   reinvestment of dividends                 640,664          7,503,578
                                     ---------------    ---------------
Total issued                              20,448,937        239,462,754
Shares redeemed                         (32,900,705)      (384,970,691)
                                     ---------------    ---------------
Net decrease                            (12,451,768)    $ (145,507,937)
                                     ===============    ===============


Class R Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                1,981,579    $    23,372,004
Shares issued to shareholders in
   reinvestment of dividends                  55,175            650,293
                                     ---------------    ---------------
Total issued                               2,036,754         24,022,297
Shares redeemed                            (845,469)        (9,980,435)
                                     ---------------    ---------------
Net increase                               1,191,285    $    14,041,862
                                     ===============    ===============


Class R Shares for the Year                                      Dollar
Ended September 30, 2004                      Shares             Amount

Shares sold                                1,536,793    $    18,017,184
Shares issued to shareholders in
   reinvestment of dividends                  12,771            149,728
                                     ---------------    ---------------
Total issued                               1,549,564         18,166,912
Shares redeemed                            (394,533)        (4,626,959)
                                     ---------------    ---------------
Net increase                               1,155,031    $    13,539,953
                                     ===============    ===============



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Notes to Financial Statements (concluded)                   Core Bond Portfolio


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 was as follows:


                                           9/30/2005          9/30/2004
Distributions paid from:
   Ordinary income                   $    65,814,800    $    45,938,832
                                     ---------------    ---------------
Total taxable distributions          $    65,814,800    $    45,938,832
                                     ===============    ===============


As of September 30, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $     9,077,538
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             9,077,538
Capital loss carryforward                                 (16,933,912)*
Unrealized losses--net                                    (2,408,767)**
                                                        ---------------
Total accumulated losses--net                           $  (10,265,141)
                                                        ===============

 * On September 30, 2005, the Portfolio had a capital loss carryforward of $16,933,912, of which $1,225,262 expires in 2006, $2,499,201 expires in 2007, $392,843 expires in 2008 and $12,816,606
   expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Report of Independent Registered Public Accounting Firm     Core Bond Portfolio


To the Shareholders and Board of Directors of Merrill Lynch Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Core Bond Portfolio (one of the portfolios constituting Merrill Lynch Bond Fund, Inc. (the "Fund")) as of September 30, 2005 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Bond Portfolio as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 23, 2005



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005

Important Tax Information                                   Core Bond Portfolio


Of the ordinary income distributions paid monthly by Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. during the taxable year ended September 30, 2005, 6.09% was attributable to federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.



Portfolio Information as of September 30, 2005       Master Core Bond Portfolio


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Corporate Bonds                                   17.9%
Asset-Backed Securities                           17.5
Government & Agency Obligations                   15.0
Government Agency Mortgage-Backed
   Securities                                     11.7
Non-Government Agency Mortgage-Backed
   Securities                                      7.0
Foreign Government Obligations                     1.0
Preferred Securities                               1.0
Municipal Bonds                                    0.2
Other*                                            28.7

* Includes portfolio holdings in short-term investments and options.



                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

AAA/Aaa                                           45.4%
AA/Aa                                              4.8
A/A                                                5.8
BBB/Baa                                            9.6
BB/Ba                                              1.4
NR (Not Rated)                                     4.0
Other*                                            29.0

* Includes portfolio holdings in preferred stocks, options and short-term investments.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Schedule of Investments                                       (in U.S. dollars)

                                Master Core Bond Portfolio

          Face
        Amount   Asset-Backed Securities++                             Value

                 ACE Securities Corp. (b):
USD  7,995,965         Series 2003-OP1 Class A2, 4.19%
                       due 12/25/2033                            $    8,008,152
    25,050,000         Series 2005-HE6 Class A2B, 3.999%
                       due 10/25/2035                                25,050,000

       146,881   Advanta Mortgage Loan Trust Series 1999-3
                    Class A4, 7.75% due 10/25/2026                      147,764

     9,172,165   Aegis Asset-Backed Securities Trust Series 2004-1
                    Class A, 4.18% due 4/25/2034 (b)                  9,189,530

     7,550,000   Ameriquest Mortgage Securities, Inc. Series
                    2004-R1 Class M2, 4.41% due 2/25/2034 (b)         7,564,476

    18,969,561   Argent Securities, Inc. Series 2004-W11
                    Class A3, 4.19% due 11/25/2034 (b)               19,015,593

                 Bear Stearns Asset-Backed Securities, Inc.:
    25,300,000         4.13% due 10/01/2008                          25,300,000
    11,176,338         Series 2004-HE9 Class 1A2, 4.20%
                       due 3/25/2032 (b)                             11,191,616
     9,857,000         Series 2005-SD1 Class 1A2, 4.13%
                       due 7/25/2027 (b)                              9,879,182

     5,834,401   CIT Equipment Collateral Series 2003-VT1
                    Class A3A, 3.93% due 4/20/2007 (b)                5,837,283

                 California Infrastructure Series 1997-1:
     1,613,833         PG&E-1 Class A7, 6.42% due 9/25/2008           1,632,705
     1,233,359         SCE-1 Class A6, 6.38% due 9/25/2008            1,248,599

                 Capital Auto Receivables Asset Trust:
     1,499,400         Series 2003-2 Class B, 4.048%
                       due 1/15/2009 (b)                              1,501,876
     4,150,000         Series 2004-2 Class D, 5.82%
                       due 5/15/2012                                  4,124,182

    28,950,000   Capital One Master Trust Series 2000-4 Class C,
                    4.57% due 8/15/2008 (a)(b)                       28,980,513

                 Chase Credit Card Master Trust, Class C (b):
     9,750,000         Series 2000-3, 4.47% due 1/15/2008             9,752,297
    17,000,000         Series 2003-1, 4.87% due 4/15/2008            17,042,432

                 Countrywide Asset-Backed Certificates (b):
     9,800,000         Series 2003-2 Class M1, 4.53% due 6/26/2033    9,840,785
     4,564,442         Series 2003-BC3 Class A2, 4.14%
                       due 9/25/2033                                  4,569,824
     8,980,043         Series 2004-5 Class A, 4.28% due 10/25/2034    9,024,399
     7,550,000         Series 2004-5 Class M2, 4.50% due 7/25/2034    7,588,852
     8,950,000         Series 2004-13 Class AF4, 4.583%
                       due 1/25/2033                                  8,746,179
     9,365,000         Series 2004-13 Class MF1, 5.071%
                       due 12/25/2034                                 9,190,410

     9,200,000   Credit-Based Asset Servicing and Securitization
                    Series 2005-CB2 Class AV2, 4.03%
                    due 4/25/2036 (b)                                 9,203,126

    13,036,000   Equifirst Mortgage Loan Trust Series 2004-2
                    Class M1, 4.38% due 7/25/2034 (b)                13,083,665



          Face
        Amount   Asset-Backed Securities++                             Value

                 First Franklin Mortgage Loan Asset-Backed
                    Certificates, Class A2 (b):
USD  6,666,978         Series 2003-FF5, 2.82% due 3/25/2034      $    6,673,030
    21,400,000         Series 2004-FF10, 4.23% due 12/25/2032        21,464,613

    13,500,000   GE Dealer Floorplan Master Note Trust Series
                    2004-2 Class B, 4.086% due 7/20/2009 (b)         13,530,977

                 Home Equity Asset Trust (b):
    14,651,251         Series 2005-1 Class A2, 4.11%
                       due 5/25/2035                                 14,662,298
    10,601,806         Series 2005-3 Class 1A2, 4.08%
                       due 8/25/2035                                 10,601,560

     2,010,779   Household Home Equity Loan Trust Asset-Backed
                    Certificates Series 2002-2 Class A, 4.10%
                    due 4/20/2032 (b)                                 2,011,374

    15,942,986   Irwin Home Equity Series 2005-C Class 1A1,
                    4.09% due 4/25/2030 (b)                          15,942,613

                 Long Beach Mortgage Loan Trust (b):
     3,410,552         Series 2002-4 Class 2A, 4.29%
                       due 11/26/2032                                 3,419,341
     9,739,402         Series 2004-1 Class A3, 4.13%
                       due 2/25/2034                                  9,748,658

    10,850,000   MBNA Credit Card Master Note Trust Series
                    2001-C3 Class C3, 6.55% due 12/15/2008           11,021,472

                 Morgan Stanley ABS Capital I, Inc. (b):
     6,200,000         Series 2003-NC5 Class M2, 5.83%
                       due 4/25/2033                                  6,261,471
    13,408,170         Series 2004-NC1 Class A2, 4.20%
                       due 12/27/2033                                13,460,851
     8,058,747         Series 2004-NC2 Class A2, 4.13%
                       due 12/25/2033                                 8,076,976
     3,343,251         Series 2004-WMC1 Class A3, 4.08%
                       due 6/25/2034                                  3,343,780
    20,220,121         Series 2005-HE1 Class A2MZ, 4.13%
                       due 12/25/2034                                20,245,877
     7,591,721         Series 2005-NC2 Class A1MZ, 4.08%
                       due 3/25/2035                                  7,589,997
     7,588,003         Series 2005-NC2 Class A2MZ, 4.08%
                       due 3/25/2035                                  7,586,286

                 New Century Home Equity Loan Trust (b):
    10,950,322         Series 2004-2 Class A3, 4.08% due 8/25/2034   10,951,944
    17,944,925         Series 2004-3 Class A3, 4.22%
                       due 11/25/2034                                17,994,464
    18,957,043         Series 2005-2 Class A2MZ, 4.09%
                       due 6/25/2035                                 18,960,232

                 Option One Mortgage Loan Trust (b):
     5,882,799         Series 2003-4 Class A2, 4.15% due 7/25/2033    5,890,121
     3,050,000         Series 2005-1 Class M5, 5.08% due 2/25/2035    3,068,835

                 Park Place Securities, Inc. Series 2005-WCH1 (b):
     9,245,959         Class A1B, 4.13% due 1/25/2035                 9,259,937
     7,207,839         Class A3D, 4.17% due 1/25/2035                 7,218,820



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)

                                Master Core Bond Portfolio

          Face
        Amount   Asset-Backed Securities++                             Value

USD  3,470,000   Popular ABS Mortgage Pass-Through Trust Series
                    2005-1 Class M2, 5.51% due 5/25/2035           $  3,422,597

                 Residential Asset Mortgage Products, Inc. (b):
    17,250,000         Series 2004-RS11 Class A2, 4.10%
                       due 12/25/2033                                17,263,891
    12,300,000         Series 2005-RS3 Class AI2, 4% due 3/25/2035   12,324,300

     8,150,583   Residential Asset Securities Corp. Series 2003-KS5
                    Class AIIB, 4.12% due 7/25/2033 (b)               8,164,801

       439,702   Saxon Asset Securities Trust Series 2002-3
                    Class AV, 4.23% due 12/25/2032 (b)                  439,711

    21,500,000   Soundview Home Equity Loan Trust Series
                    2005-OPT3 Class A4, 4.13%
                    due 11/25/2035 (b)                               21,500,000

                 Structured Asset Investment Loan Trust (b):
    14,750,000         Series 2003-BC6 Class M1, 4.58%
                       due 7/25/2033                                 14,820,386
     4,897,000         Series 2004-8 Class M4, 4.83%
                       due 9/25/2034                                  4,914,769

     7,276,110   Structured Asset Securities Corp., Series
                    2004-23XS Class 2A1, 4.13%
                    due 1/25/2035 (b)                                 7,281,320

    29,200,000   Wells Fargo Home Equity Trust Series 2004-2
                    Class A32, 4.17% due 2/25/2032 (b)               29,285,007

     2,555,330   Whole Auto Loan Trust Series 2004-1 Class D,
                    5.60% due 3/15/2011                               2,561,061

                 Total Asset-Backed Securities
                 (Cost--$627,893,088)--21.9%                        627,676,810



                 Government & Agency Obligations

    21,400,000   Fannie Mae, 7.125% due 1/15/2030                    27,798,001
    15,400,000   Federal Home Loan Bank System, 2.75%
                    due 11/15/2006                                   15,128,082
                 U.S. Treasury Bonds:
    11,250,000         7.50% due 11/15/2016                          14,239,159
     6,865,000         8.125% due 8/15/2019                           9,372,599
    23,900,000         7.25% due 8/15/2022 (j)                       31,226,832
     4,950,000         6.25% due 8/15/2023 (i)                        5,918,923
     4,950,000         6.625% due 2/15/2027 (i)                       6,283,792
    32,745,000         5.375% due 2/15/2031 (j)                      36,684,616
                 U.S. Treasury Inflation Indexed Bonds:
    14,181,267         3.875% due 1/15/2009                          16,304,325
    13,161,547         3.50% due 1/15/2011                           14,495,693
    31,309,002         1.625% due 1/15/2015                          30,937,208
                 U.S. Treasury Notes:
    46,913,000         7% due 7/15/2006 (i)(j)                       47,939,222
   205,000,000         4% due 8/31/2007 (j)                         204,303,410
     3,525,000         3.75% due 5/15/2008                            3,487,272
     5,610,000         3.875% due 5/15/2010                           5,528,700
    10,735,000         3.625% due 6/15/2010 (j)                      10,463,276
    22,382,000         4.125% due 8/15/2010 (j)                      22,281,460
     1,950,000         5% due 2/15/2011                               2,021,830
    33,615,000         4.25% due 8/15/2015 (j)                       33,404,906

                 Total Government & Agency Obligations
                 (Cost--$533,987,900)--18.7%                        537,819,306



          Face   Government Agency
        Amount   Mortgage-Backed Securities++                          Value

                 Fannie Mae Guaranteed Pass-Through Certificates:
USD 31,830,090         4.50% due 12/01/2019 - 3/01/2020           $  31,191,420
    12,754,847         5.00% due 11/15/2035 (k)                      12,471,842
   157,888,000         5.50% due 11/15/2035 (k)                     157,591,960
    11,645,000         6.00% due 11/15/2035 (k)                      11,826,953
     9,186,788         6.50% due 12/01/2028 - 3/01/2034               9,470,723
                 Freddie Mac Mortgage Participation Certificates:
   110,461,467         5.00% due 10/15/2035 - 11/15/2035 (k)        108,015,598
     6,506,318         5.50% due 7/01/2016 - 1/01/2018                6,604,854
    19,190,913         5.50% due 1/01/2035 - 6/01/2035               19,201,486
     4,188,511         6.00% due 2/01/2017 - 2/01/2018                4,305,052
    46,163,179         6.00% due 7/01/2034 - 5/01/2035               46,974,106
     2,142,033         6.50% due 6/01/2016 - 7/01/2017                2,211,714
     4,654,883         7.00% due 2/01/2031 - 4/01/2032                4,864,278
                 Ginnie Mae MBS Certificates:
     3,964,260         6.50% due 4/15/2032                            4,124,703
       982,302         7.50% due 4/15/2031 - 1/15/2033                1,043,196

                 Total Government Agency
                 Mortgage-Backed Securities
                 (Cost--$423,395,859)--14.6%                        419,897,885



                 Non-Government Agency
                 Mortgage-Backed Securities++

Collateralized Mortgage Obligations--3.7%

    18,575,000   Bear Stearns Adjustable Rate Mortgage
                    Trust Series 2004-4 Class A4, 3.515%
                    due 6/25/2034 (b)                                18,094,041
        24,098   BlackRock Capital Finance LP Series 1997-R2
                    Class AP, 7.36% due 12/25/2035 (b)                   24,098
        39,470   Collateralized Mortgage Obligation Trust
                    Series 57 Class D, 9.90% due 2/01/2019               42,798
    10,300,000   Impac Secured Assets CMN Owner Trust
                    Series 2004-3 Class M1, 4.43%
                    due 11/25/2034 (b)                               10,340,016
    18,248,918   Impac Secured Assets Corp. Series 2004-3
                    Class 1A4, 4.23% due 11/25/2034 (b)              18,288,390
        99,615   Ocwen Residential MBS Corp. Series 1998-R2
                    Class AP, 5.86% due 11/25/2034 (b)                   93,638
    21,362,177   RMAC Plc Series 2003-NS2A Class A2C, 4.23%
                    due 9/12/2035 (b)                                21,422,259
    25,669,457   Residential Accredit Loans, Inc. Series 2005-QS12
                    Class A8, 4.18% due 8/25/2035 (b)                25,645,392
     7,273,643   Structured Asset Securities Corp., Series
                    2005-GEL2 Class A, 4.11% due 4/25/2035 (b)        7,273,452
                 Washington Mutual (b):
        34,839         Series 2000-1 Class B1, 7.83%
                       due 1/25/2040                                     34,709
     5,048,688         Series 2005-AR2 Class B4, 4.73%
                       due 1/25/2045                                  5,048,688
                                                                 --------------
                                                                    106,307,481



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)

                                Master Core Bond Portfolio

          Face   Non-Government Agency
        Amount   Mortgage-Backed Securities++                          Value

Commercial Mortgage-Backed Securities--5.1%

USD 19,650,000   Banc of America Commercial Mortgage, Inc.
                    Series 2005-4 Class A5A, 4.933%
                    due 7/10/2045                                $   19,514,906
    20,400,000   Banc of America Large Loan Series 2003-BBA2
                    Class A3, 4.088% due 11/15/2015 (b)              20,418,025
                 Commercial Mortgage Pass-Through
                    Certificates (b):
     3,727,636         Series 2003-FL8 Class A2, 3.968%
                       due 7/15/2015                                  3,727,583
     9,578,827         Series 2003-FL9 Class A3, 3.968%
                       due 11/15/2015                                 9,592,124
       340,419   First Union National Bank-Bank of America
                    Commercial Mortgage Trust Series 2001-C1
                    Class A1, 5.71% due 3/15/2033                       342,807
       700,000   GMAC Commercial Mortgage Securities, Inc.
                    Series 2004-C3 Class AAB, 4.702%
                    due 12/10/2041                                      688,554
                 GS Mortgage Securities Corp. II:
       114,975         Series 1998-C1 Class A1, 6.06%
                       due 10/18/2030                                   114,892
    12,350,000         Series 2005-GG4 Class A2, 4.475%
                       due 7/10/2039                                 12,163,728
    16,000,000   Greenwich Capital Commercial Funding Corp.
                    Series 2004-GG1 Class A4, 4.755%
                    due 6/10/2036                                    15,918,469
                 JPMorgan Chase Commercial Mortgage
                    Securities Co.:
    12,350,000         Series 2005-LDP2 Class A2, 4.575%
                       due 7/15/2042                                 12,195,837
    30,750,000         Series 2005-LDP4 Class A4, 4.918%
                       due 10/15/2042                                30,577,185
    13,700,000   LB-UBS Commercial Mortgage Trust Series
                    2005-C3 Class A5, 4.739% due 7/15/2030           13,433,993
     6,179,727   Nationslink Funding Corp. Series 1999-2
                    Class A3, 7.181% due 6/20/2031                    6,250,311
                                                                 --------------
                                                                    144,938,414

                 Total Non-Government Agency
                 Mortgage-Backed Securities
                 (Cost--$253,038,052)--8.8%                         251,245,895



                 Corporate Bonds

Aerospace & Defense--0.9%

     9,730,000   BAE Systems Holdings, Inc., 4.75%
                    due 8/15/2010 (a)                                 9,608,647
     8,188,000   Goodrich Corp., 6.60% due 5/15/2009                  8,640,952
                 Raytheon Co:
     5,015,000         8.30% due 3/01/2010                            5,690,034
     3,295,000         5.50% due 11/15/2012                           3,390,374
                                                                 --------------
                                                                     27,330,007



          Face
        Amount   Corporate Bonds                                       Value

Airlines--0.3%

USD  2,611,328   American Airlines, Inc. Series 2003-1, 3.857%
                    due 1/09/2012                                $    2,518,660
     2,080,000   Continental Airlines, Inc. Series 2002-1, 6.563%
                    due 8/15/2013                                     2,167,565
     2,380,000   Southwest Airlines Co., 7.875% due 9/01/2007         2,507,406
                                                                 --------------
                                                                      7,193,631

Automobiles--0.3%

                 DaimlerChrysler NA Holding Corp.:
     3,560,000         4.75% due 1/15/2008                            3,541,246
     3,670,000         7.75% due 1/18/2011                            4,064,782
                                                                 --------------
                                                                      7,606,028

Beverages--0.0%

       185,000   Diageo Capital Plc, 3.50% due 11/19/2007               180,877

Biotechnology--0.5%

    15,550,000   Abgenix, Inc., 3.50% due 3/15/2007 (e)              15,180,688

Capital Markets--1.8%

                 The Bear Stearns Cos., Inc.:
     5,305,000         3.98% due 1/30/2009 (b)                        5,330,910
     1,425,000         5.70% due 11/15/2014                           1,488,582
     6,560,000   Credit Suisse First Boston USA, Inc., 4.70%
                    due 6/01/2009                                     6,549,484
                 Goldman Sachs Group, Inc.:
    11,820,000         5.70% due 9/01/2012                           12,259,491
     6,170,000         5.25% due 10/15/2013                           6,225,697
                 Lehman Brothers Holdings, Inc.:
       400,000         4% due 1/22/2008                                 394,601
     7,965,000         3.50% due 8/07/2008                            7,724,632
     3,860,000         Series H, 4.50% due 7/26/2010                  3,807,338
                 Mellon Funding Corp.:
       885,000         4.875% due 6/15/2007                             884,983
       250,000         6.40% due 5/14/2011                              269,359
     6,570,000   Morgan Stanley, 5.30% due 3/01/2013                  6,635,424
                                                                 --------------
                                                                     51,570,501

Chemicals--0.2%

     5,975,000   Cytec Industries, Inc., 5.50% due 10/01/2010         5,966,037

Commercial Banks--2.2%

     4,625,000   Bank of America Corp., 4.875% due 9/15/2012          4,623,844
     2,705,000   Bank One Corp., 8% due 4/29/2027                     3,440,811
     5,690,000   Barclays Bank Plc, 8.55% (a)(b)(c)                   6,668,970
     4,435,000   Corporacion Andina de Fomento, 6.875%
                    due 3/15/2012                                     4,863,106
     3,280,000   FirstBank Puerto Rico, 7.625% due 12/20/2005         3,288,879
                 HBOS Plc (a)(b)(c):
     6,200,000         5.92%                                          6,215,103
     6,200,000         6.413%                                         6,178,207
     4,995,000   HSBC Bank USA NA, 5.875% due 11/01/2034              5,125,364
     1,670,000   Hudson United Bancorp, 8.20% due 9/15/2006           1,722,149
     3,100,000   PNC Bank NA, 5.25% due 1/15/2017                     3,112,843
     3,940,000   PNC Funding Corp., 6.125% due 2/15/2009              4,107,474
     2,340,000   Popular North America, Inc., 3.875%
                    due 10/01/2008                                    2,282,174
     7,110,000   Sovereign Bank, 5.125% due 3/15/2013                 7,078,062
     4,335,000   Wells Fargo & Co., 5% due 11/15/2014                 4,344,593
                                                                 --------------
                                                                     63,051,579



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)

                                Master Core Bond Portfolio

          Face
        Amount   Corporate Bonds                                       Value

Commercial Services & Supplies--0.3%

                 Aramark Services, Inc.:
USD  2,355,000         6.375% due 2/15/2008                      $    2,429,138
     2,760,000         5% due 6/01/2012                               2,693,230
     3,015,000   International Lease Finance Corp., 2.95%
                    due 5/23/2006                                     2,988,601
                                                                 --------------
                                                                      8,110,969

Communications Equipment--0.4%

                 Harris Corp.:
     6,750,000         5% due 10/01/2015                              6,655,878
     5,185,000         6.35% due 2/01/2028                            5,434,264
                                                                 --------------
                                                                     12,090,142

Consumer Finance--0.6%

                 HSBC Finance Corp.:
     4,695,000         6.50% due 11/15/2008                           4,930,121
     1,905,000         5.875% due 2/01/2009                           1,965,943
     3,135,000   MBNA America Bank NA, 4.625%
                    due 8/03/2009                                     3,128,485
                 MBNA Corp.:
     3,240,000         6.25% due 1/17/2007                            3,300,860
       870,000         5.625% due 11/30/2007                            887,187
     2,750,000         4.625% due 9/15/2008                           2,747,995
                                                                 --------------
                                                                     16,960,591

Diversified Financial Services--3.3%

     2,675,000   American Honda Finance Corp., 3.799%
                    due 10/03/2005 (a)(b)                             2,675,000
                 Citigroup, Inc.:
     1,150,000         5.75% due 5/10/2006                            1,159,391
     8,865,000         5.625% due 8/27/2012                           9,215,203
     4,730,000         5.85% due 12/11/2034                           4,947,561
     8,080,000   Ford Motor Credit Co., 7% due 10/01/2013             7,493,045
                 General Electric Capital Corp.:
     7,170,000         6% due 6/15/2012                               7,631,934
     5,940,000         6.75% due 3/15/2032                            6,986,794
                 JPMorgan Chase & Co.:
        10,000         4.50% due 11/15/2010                               9,863
     5,915,000         5.75% due 1/02/2013                            6,151,050
     4,760,000         4.75% due 3/01/2015                            4,642,033
     2,745,000         4.891% due 9/01/2015 (b)                       2,738,607
                 Links Finance Corp. (b):
     6,300,000         Series 54, 4.12% due 9/15/2010                 6,295,262
     3,300,000         Series 55, 4.04% due 9/15/2010                 3,290,110
                 Sigma Finance Corp. (h):
    21,350,000         6.29% due 8/15/2011                           21,350,000
     9,600,000         4.20% due 3/31/2014 (b)                        9,700,166
                                                                 --------------
                                                                     94,286,019

Diversified Telecommunication Services--1.2%

     2,760,000   BellSouth Corp., 6% due 11/15/2034                   2,771,537
     4,112,000   Deutsche Telekom International Finance BV,
                    5.25% due 7/22/2013                               4,151,475
     4,200,000   France Telecom SA, 7.75% due 3/01/2011               4,768,970
     7,020,000   GTE Corp., 6.84% due 4/15/2018                       7,810,831



          Face
        Amount   Corporate Bonds                                       Value

Diversified Telecommunication Services (concluded)

USD  5,070,000   SBC Communications, Inc., 6.45%
                    due 6/15/2034                                $    5,359,066
     4,960,000   TELUS Corp., 7.50% due 6/01/2007                     5,179,490
     4,310,000   Verizon Global Funding Corp., 5.85%
                    due 9/15/2035                                     4,238,657
                                                                 --------------
                                                                     34,280,026

Electric Utilities--1.7%

     4,655,000   AEP Texas Central Co. Series D, 5.50%
                    due 2/15/2013                                     4,762,610
     6,040,000   FirstEnergy Corp. Series B, 6.45%
                    due 11/15/2011                                    6,431,181
     2,740,000   Florida Power & Light Co., 5.40%
                    due 9/01/2035                                     2,712,164
    15,300,000   PPL Capital Funding, 4.852% due 5/18/2006 (b)       15,317,503
     2,365,000   Pacific Gas & Electric Co., 6.05% due 3/01/2034      2,460,527
     3,165,000   Pepco Holdings, Inc., 4% due 5/15/2010               3,036,707
     3,905,000   Public Service Co. of New Mexico, 4.40%
                    due 9/15/2008                                     3,843,063
     2,835,000   Puget Energy, Inc., 5.483% due 6/01/2035             2,759,476
     4,225,000   SPI Electricity & Gas Australia Holdings Pty Ltd.,
                    6.15% due 11/15/2013 (a)                          4,537,304
       905,000   Southern California Edison Co., 3.87%
                    due 1/13/2006 (b)                                   905,576
     2,855,000   Westar Energy, Inc., 6% due 7/01/2014                3,038,659
                                                                 --------------
                                                                     49,804,770

Electronic Equipment & Instruments--0.3%

     8,650,000   Tech Data Corp., 2% due 12/15/2021 (e)               8,433,750

Food Products--0.3%

     6,005,000   Cadbury Schweppes US Finance LLC, 3.875%
                    due 10/01/2008 (a)                                5,858,436
     2,560,000   Sysco Corp., 5.375% due 9/21/2035                    2,539,220
                                                                 --------------
                                                                      8,397,656

Gas Utilities--0.1%

     3,980,000   Panhandle Eastern Pipe Line Series B, 2.75%
                    due 3/15/2007                                     3,868,186

Hotels, Restaurants & Leisure--0.1%

     2,760,000   Harrah's Operating Co., Inc., 5.625%
                    due 6/01/2015 (a)                                 2,728,428
       350,000   Hilton Hotels Corp., 7.625% due 12/01/2012             393,944
                                                                 --------------
                                                                      3,122,372

Household Durables--0.8%

     4,350,000   American Greetings, 6.10% due 8/01/2028              4,442,437
                 DR Horton, Inc.:
     5,960,000         5% due 1/15/2009                               5,881,036
     3,085,000         6.875% due 5/01/2013                           3,232,266
     4,315,000         5.625% due 9/15/2014                           4,158,443
                 KB Home:
     6,185,000         5.75% due 2/01/2014                            5,860,120
       310,000         5.875% due 1/15/2015                             293,362
                                                                 --------------
                                                                     23,867,664



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)

                                Master Core Bond Portfolio

          Face
        Amount   Corporate Bonds                                       Value

IT Services--0.1%

USD  3,015,000   First Data Corp., 4.50% due 6/15/2010           $    2,993,355

Industrial Conglomerates--0.5%

                 Tyco International Group SA:
     9,425,000         6.75% due 2/15/2011                           10,180,008
     2,385,000         6.875% due 1/15/2029                           2,736,723
                                                                 --------------
                                                                     12,916,731

Insurance--1.3%

     5,020,000   AON Corp., 6.95% due 1/15/2007                       5,143,567
     7,045,000   Marsh & McLennan Cos., Inc., 5.15%
                    due 9/15/2010                                     6,999,348
       240,000   MassMutual Global Funding, LLC, 7%
                    due 7/07/2006                                       244,173
     2,790,000   Montpelier Re Holdings Ltd., 6.125%
                    due 8/15/2013                                     2,807,239
     5,950,000   NLV Financial Corp., 7.50% due 8/15/2033 (a)         6,499,411
     1,985,000   North Front Pass-Through Trust, 5.81%
                    due 12/15/2024 (a)(b)                             1,996,316
       735,000   Principal Life Global Funding I, 3.625%
                    due 4/30/2008 (a)                                   716,006
     1,450,000   Prudential Financial, Inc., 4.104%
                    due 11/15/2006                                    1,439,981
     5,060,000   Prudential Holdings LLC, 8.695%
                    due 12/18/2023 (a)                                6,468,502
     4,775,000   Willis Group North America, Inc., 5.625%
                    due 7/15/2015                                     4,744,282
                                                                 --------------
                                                                     37,058,825

Media--1.2%

     2,745,000   Clear Channel Communications, Inc., 5.50%
                    due 9/15/2014                                     2,645,804
     3,000,000   Comcast Cable Communications, 6.375%
                    due 1/30/2006                                     3,019,638
     3,012,000   Comcast Cable Communications Holdings, Inc.,
                    8.375% due 3/15/2013                              3,563,702
                 Cox Communications, Inc.:
       145,000         7.125% due 10/01/2012                            157,729
     2,740,000         5.45% due 12/15/2014                           2,722,176
     8,360,000   Historic TW, Inc., 9.125% due 1/15/2013             10,207,953
     4,545,000   Lenfest Communications, Inc.,10.50%
                    due 6/15/2006                                     4,704,766
     2,605,000   Media General, Inc., 6.95% due 9/01/2006             2,641,165
     4,625,000   News America, Inc., 6.75% due 1/09/2038              5,033,679
                                                                 --------------
                                                                     34,696,612

Metals & Mining--0.4%

     2,745,000   Alcan, Inc., 5.75% due 6/01/2035                     2,698,730
     2,215,000   Teck Cominco Ltd., 6.125% due 10/01/2035             2,172,089
     6,130,000   Textron Financial Corp., 2.75% due 6/01/2006         6,069,007
                                                                 --------------
                                                                     10,939,826

Multi-Utilities--0.2%

       750,000   Ameren Corp., 4.263% due 5/15/2007                     743,377
                 Dominion Resources, Inc.:
     2,390,000         5.95% due 6/15/2035                            2,334,760
     3,325,000         Series B, 4.09% due 5/15/2006 (b)              3,329,392
                                                                 --------------
                                                                      6,407,529



          Face
        Amount   Corporate Bonds                                       Value

Oil, Gas & Consumable Fuels--1.6%

USD  2,845,000   Amerada Hess Corp., 7.125% due 3/15/2033        $    3,256,094
                 Consolidated Natural Gas Co.:
     2,875,000         5% due 12/01/2014                              2,833,747
       230,000         Series B, 5.375% due 11/01/2006                  231,752
     4,407,875   Kern River Funding Corp., 4.893%
                    due 4/30/2018 (a)                                 4,360,755
     1,740,000   Kinder Morgan Energy Partners LP, 5.35%
                    due 8/15/2007                                     1,754,578
     2,410,000   Midamerican Energy Holdings Co., 5.875%
                    due 10/01/2012                                    2,514,611
     2,410,000   Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)      2,421,467
    15,500,000   Pemex Project Funding Master Trust, 5.17%
                    due 6/15/2010 (a)(b)                             16,127,750
     3,010,000   Tengizchevroil Finance Co. SARL, 6.124%
                    due 11/15/2014 (a)                                3,077,725
                 Texaco Capital, Inc.:
       885,000         8.625% due 6/30/2010                           1,035,461
        55,000         8.625% due 11/15/2031                             80,980
     8,610,000   Ultramar Diamond Shamrock Corp., 6.75%
                    due 10/15/2037                                    9,207,138
                                                                 --------------
                                                                     46,902,058

Paper & Forest Products--0.2%

                 Celulosa Arauco y Constitucion SA:
     3,940,000         8.625% due 8/15/2010                           4,477,574
     1,400,000         5.125% due 7/09/2013                           1,353,524
                                                                 --------------
                                                                      5,831,098

Pharmaceuticals--0.3%

        84,000   Eli Lilly & Co., 7.125% due 6/01/2025                  102,572
     8,570,000   Wyeth, 5.50% due 3/15/2013                           8,789,049
                                                                 --------------
                                                                      8,891,621

Real Estate--0.6%

     2,075,000   Developers Diversified Realty Corp., 6.625%
                    due 1/15/2008                                     2,143,427
     1,585,000   Health Care Property Investors, Inc., 6.50%
                    due 2/15/2006                                     1,597,195
     1,545,000   Highwoods Properties, Inc., 7% due 12/01/2006        1,575,952
     1,913,000   Nationwide Health Properties, Inc., 6.59%
                    due 7/07/2038                                     2,003,776
     5,490,000   Simon Property Group LP, 5.10% due 6/15/2015         5,381,238
     4,250,000   Westfield Capital Corp. Ltd., 5.125%
                    due 11/15/2014 (a)                                4,218,346
                                                                 --------------
                                                                     16,919,934

Road & Rail--0.3%

     2,075,000   CSX Corp., 6.75% due 3/15/2011                       2,248,381
     2,085,000   Canadian National Railway Co., 6.90%
                    due 7/15/2028                                     2,464,603
     3,080,000   Norfolk Southern Corp., 7.05% due 5/01/2037          3,680,933
                                                                 --------------
                                                                      8,393,917

Thrifts & Mortgage Finance--0.1%

     4,165,000   Washington Mutual, Inc., 4.20% due 1/15/2010         4,064,611



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)

                                Master Core Bond Portfolio

          Face
        Amount   Corporate Bonds                                       Value

Wireless Telecommunication Services--0.1%

USD  2,298,000   AT&T Wireless Services, Inc., 8.75%
                    due 3/01/2031                                $    3,101,836

                 Total Corporate Bonds
                 (Cost--$638,060,183)--22.2%                        640,419,446



                 Municipal Bonds

Texas--0.2%

     5,740,000   Dallas, Texas, General Obligations, Series C,
                    5.25% due 2/15/2024                               5,739,483

                 Total Municipal Bonds
                 (Cost--$5,740,000)--0.2%                             5,739,483



                 Foreign Government Obligations

EUR 12,504,000   Bundesobligation Series 143, 3.50%
                    due 10/10/2008                                   15,506,419
USD  8,920,000   Italy Government International Bond, 4.50%
                    due 1/21/2015                                     8,767,887
                 Mexico Government International Bond:
     7,180,000         9.875% due 2/01/2010                           8,540,610
     3,535,000         6.375% due 1/16/2013                           3,761,240
     2,380,000         5.875% due 1/15/2014                           2,460,920

                 Total Foreign Government Obligations
                 (Cost--$37,987,109)--1.4%                           39,037,076



                 Preferred Securities

                 Capital Trusts

Commercial Banks--0.1%

     3,060,000   BAC Capital Trust VI, 5.625% due 3/08/2035           2,980,474

Electric Utilities--0.1%

     1,485,000   Alabama Power Capital Trust V, 5.50%
                    due 10/01/2042 (b)                                1,501,437

Oil, Gas & Consumable Fuels--0.1%

     3,055,000   Pemex Project Funding Master Trust., 7.375%
                    due 12/15/2014                                    3,391,050

                 Total Capital Trusts
                 (Cost--$7,727,548)--0.3%                             7,872,961


        Shares
          Held   Preferred Stocks

Electric Utilities--0.0%

         9,000   Duquesne Light Co., 6.50% (a)                          465,750

Real Estate--0.0%

           500   Home Ownership Funding Corp. II, 13.338% (a)           149,852



        Shares
          Held   Preferred Stocks                                      Value

Thrifts & Mortgage Finance--0.4%

       183,800   Fannie Mae, 7%                                  $   10,074,538

                 Total Preferred Stocks
                 (Cost--$11,173,875)--0.4%                           10,690,140



          Face
        Amount   Trust Preferred

Aerospace & Defense--0.5%

 USD15,510,000   RC Trust I, 7% due 5/15/2006                        15,569,021

                 Total Trust Preferred
                 (Cost--$15,819,381)--0.5%                           15,569,021

                 Total Preferred Securities
                 (Cost--$34,720,804)--1.2%                           34,132,122



                 Short-Term Securities

Certificate of Deposit--3.3%

    31,650,000   Canadian Imperial Bank of Commerce, 3.46%
                    due 12/12/2005                                   31,621,515
    31,650,000   Fortis Bank, 3.445% due 12/12/2005                  31,618,350
    31,650,000   HBOS Plc, 3.46% due 12/12/2005                      31,618,350
                                                                 --------------
                                                                     94,858,215

Commercial Paper**--19.2%

    25,000,000   American Honda Finance Corp., 3.73%
                    due 10/26/2005                                   24,940,423
    50,000,000   Atlantic Asset Securitization Corp., 3.74%
                    due 10/17/2005                                   49,927,083
    89,500,000   CAFCO, LLC, 3.86% due 10/03/2005                    89,500,000
    51,498,000   Compass Securitization LLC, 3.77%
                    due 10/25/2005                                   51,379,040
    53,485,000   Fairway Finance Co., LLC, 3.74%
                    due 10/03/2005                                   53,485,000
                 IXIS Commercial Paper Corp.:
    50,000,000         3.67% due 10/07/2005                          49,979,611
    47,600,000         3.69% due 10/18/2005                          47,526,815
    68,000,000   Lake Constance Funding Ltd., 3.70%
                    due 10/13/2005                                   67,930,111
    18,900,000   Merck & Co., Inc., 3.72% due 10/21/2005             18,864,846
    37,800,000   Polonius Inc., 3.79% due 10/28/2005                 37,700,512
    60,000,000   Rabobank USA Financial Corp., 3.72%
                    due 10/14/2005                                   59,931,800
                                                                 --------------
                                                                    551,165,241



    Beneficial
      Interest

USD386,066,375   Merrill Lynch Liquidity Series, LLC
                    Money Market Series (f)(g)                      386,066,375

                 Total Short-Term Securities
                 (Cost--$1,032,183,081)--35.9%                    1,032,089,831



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)

                                Master Core Bond Portfolio

     Number of
     Contracts   Options Purchased                                     Value

Call Options Purchased--0.0%

         1,272   5-Year U.S. Treasury Note, expiring October
                    2005 at USD 107                              $      337,875

                 Total Options Purchased
                 (Premiums Paid--$561,257 )--0.0%                       337,875

                 Total Investments
                 (Cost--$3,587,567,333)--124.9%                   3,588,395,729



                 Options Written

Call Options Written--0.0%

       266++++   Swaption, expiring January 2006 at 4.25%,
                    Broker UBS Warburg (d)                            (133,000)
        63++++   Swaption, expiring December 2005 at 4.21%,
                    Broker Credit Suisse First Boston (d)             (295,596)



     Number of
     Contracts   Options Written                                       Value

Call Options Written (concluded)

         2,543   5-Year U.S. Treasury Note, expiring October
                    2005 at USD 108                              $     (79,469)
                                                                 --------------
                                                                      (508,065)

Put Options Written--0.0%

       266++++   Swaption, expiring January 2006 at
                    4.25%, Broker UBS Warburg (d)                   (1,197,000)
        63++++   Swaption, expiring December 2005
                    at 5.11%, Broker Credit Suisse
                    First Boston (d)                                   (60,984)
                                                                 --------------
                                                                    (1,257,984)

                 Total Options Written (Premiums
                 Received--$1,738,649)--0.0%                        (1,766,049)

Total Investments, Net of Options Written
(Cost--$3,585,828,684*)--124.9%                                   3,586,629,680
Liabilities in Excess of Other Assets--(24.9%)                    (714,799,613)
                                                                 --------------
Net Assets--100.0%                                               $2,871,830,067
                                                                 ==============


  ++ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

++++ One contract represents a notional amount of $1,000,000.

   * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of September 30, 2005, as computed for federal income tax purposes, were as follows:

     Aggregate cost                               $   3,588,570,024
                                                  =================
     Gross unrealized appreciation                $      17,689,984
     Gross unrealized depreciation                     (19,630,328)
                                                  -----------------
     Net unrealized depreciation                  $     (1,940,344)
                                                  =================

 ** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)  Floating rate note.

(c)  The security is a perpetual bond and has no stated maturity date.

(d) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(e)  Convertible security.

(f) Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                  Interest/
                                                      Net         Dividend
     Affiliate                                      Activity       Income

     Merrill Lynch Liquidity Series, LLC
        Money Market Series                      $  386,066,375    $227,081
     Merrill Lynch Premier Institutional Fund    $ (98,432,250)    $ 38,827

(g)  Security was purchased with the cash proceeds from securities loans.

(h) Restricted securities as to resale, representing approximately 1.1% of net assets, were as follows:

                               Acquisition
     Issue                         Date           Cost             Value

     Sigma Finance Corp.:
        6.29% due 8/15/2011     2/13/2004      $21,350,000      $21,350,000
        4.20% due 3/31/2014     3/26/2004        9,600,000        9,700,166
                                               -----------      -----------
     Total                                     $30,950,000      $31,050,166
                                               ===========      ===========


(i) All or a portion of security held as collateral in connection with open financial futures contracts.

(j)  Security, or a portion of security, is on loan.

(k) All or a portion of security represents a "to-be-determined" transaction, with a commitment to purchase the security for which all specific information is not available at this time.

     For portfolio compliance purposes, the Master Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

     Forward foreign exchange contracts as of September 30, 2005 were as follows:

     Foreign Currency                      Settlement         Unrealized
     Sold                                     Date           Appreciation

     EUR  12,944,255                      October 2005       $   375,986
                                                             -----------
     Total Unrealized Appreciation on Forward Foreign
     Exchange Contracts (USD Commitment--$15,991,462)        $   375,986
                                                             ============

     Financial futures contracts purchased as of September 30, 2005 were as follows:

     Number of                    Expiration       Face        Unrealized
     Contracts     Issue             Date         Value       Depreciation

       1,496    5-Year U.S.        December
               Treasury Note         2005      $160,837,283   $  (975,658)


     Financial futures contracts sold as of September 30, 2005 were as follows:


     Number of                    Expiration       Face        Unrealized
     Contracts     Issue             Date         Value       Appreciation

     1,608     10-Year U.S.        December
               Treasury Note         2005      $178,838,014   $ 2,083,639



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)

                                Master Core Bond Portfolio


     Swaps outstanding as of September 30, 2005 were as follows:


                                               Notional          Unrealized
                                                Amount         Appreciation

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers U.S. Treasury Index and
     pay a floating rate based on
     1-month LIBOR minus .15%

     Broker, Lehman Brothers
     Special Finance
     Expires October 2005                   $  86,300,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers MBS Fixed Rate Index
     and pay a floating rate based on
     1-month LIBOR minus .05%

     Broker, UBS Warburg
     Expires October 2005                   $  50,900,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers MBS Fixed Rate Index
     and pay a floating rate based on
     1-month LIBOR minus .12%

     Broker, UBS Warburg
     Expires October 2005                   $ 100,000,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers U.S. Treasury Index and
     pay a floating rate based on
     1-month LIBOR minus .15%

     Broker, Lehman Brothers
     Special Finance
     Expires November 2005                  $ 139,100,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers MBS Fixed Rate Index
     and pay a floating rate based on
     1-month LIBOR minus .03%

     Broker, Lehman Brothers
     Special Finance
     Expires November 2005                  $ 174,800,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers MBS Fixed Rate Index
     and pay a floating rate based on
     1-month LIBOR minus .01%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2005                  $ 162,900,000                --



                                                                 Unrealized
                                               Notional        Appreciation
                                                Amount       (Depreciation)

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers MBS Fixed Rate Index
     and pay a floating rate based on
     1-month LIBOR minus .01%

     Broker, UBS Warburg
     Expires December 2005                  $  54,100,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers U.S. Treasury Index and
     pay a floating rate based on
     1-month LIBOR minus .15%

     Broker, Lehman Brothers
     Special Finance
     Expires February 2006                  $ 163,800,000                --

     Receive (pay) a variable return
     based on the change in the since
     inception return of the Lehman
     Brothers CMBS Investment Grade
     Index and pay a floating rate based
     on 1-month LIBOR minus .05%

     Broker, UBS Warburg
     Expires February 2006                  $  32,500,000                --

     Bought credit default protection
     on Aon Corp., Inc. and pay .37%

     Broker, Morgan Stanley
     Capital Services, Inc.
     Expires January 2007                   $   5,525,000        $ (22,470)

     Pay a fixed rate of 2.8025% and
     receive a floating rate based on
     3-month LIBOR

     Broker, JPMorgan Chase Bank
     Expires January 2007                   $   5,525,000           121,325

     Receive a fixed rate of 4.095%
     and pay a floating rate based
     on 3-month LIBOR

     Broker, Citibank N.A.
     Expires September 2007                 $ 152,000,000       (1,293,469)

     Sold credit default protection
     on Sprint Corporation and
     receive 1.50%

     Broker, Morgan Stanley
     Capital Services, Inc.
     Expires September 2008                 $   5,490,000           213,989



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)

                                Master Core Bond Portfolio


     Swaps outstanding as of September 30, 2005 were as follows (continued):


                                                                 Unrealized
                                               Notional        Appreciation
                                                Amount       (Depreciation)


     Sold credit default protection
     on Comcast Cable
     Communications, Inc.
     and receive 1.15%

     Broker, Morgan Stanley
     Capital Services, Inc.
     Expires September 2008                 $   5,490,000       $   137,157

     Receive a fixed rate of 3.401%
     and pay 3.875% on Treasury
     Inflation Protected Securities
     adjusted principal

     Broker, JPMorgan Chase Bank
     Expires January 2009                   $  16,302,000         (490,841)

     Sold credit default protection on
     Raytheon Co. and receive .73%

     Broker, JPMorgan Chase Bank
     Expires March 2009                     $   3,165,000            52,200

     Bought credit default protection
     on Boeing Capital Corp.
     and pay .48%

     Broker, JPMorgan Chase Bank
     Expires March 2009                     $   3,165,000          (36,360)

     Sold credit default protection
     on Nextel Communications, Inc.
     and receive 1.72%

     Broker, JPMorgan Chase Bank
     Expires September 2009                 $   6,360,000           348,935

     Sold credit default protection on
     Dow Jones CDX North America
     Investment Grade Index Series 2
     and receive .60%

     Broker, Morgan Stanley
     Capital Services, Inc.
     Expires September 2009                 $  35,455,000          (42,437)

     Bought credit default protection
     on Hewlett-Packard Co. and
     pay .31%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2009                  $   6,270,000          (19,381)

     Bought credit default protection
     on Petroleos Mexicanos SA and
     pay 1.09%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2009                  $  12,545,000         (150,452)

     Sold credit default protection
     on Mexico Government
     International Bond and
     receive .92%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2009                  $  12,545,000           160,087



                                                                 Unrealized
                                               Notional        Appreciation
                                                Amount       (Depreciation)


     Sold credit default protection
     on Computer Associates
     International, Inc. and
     receive .83%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2009                  $   6,270,000        $   45,646

     Bought credit default protection
     on Morgan Stanley and pay .47%

     Broker, HSBC Bank USA
     Expires June 2010                      $   3,250,000          (30,069)

     Bought credit default protection
     on Valero Energy Corp. and
     pay 1.03%

     Broker, Deutsche Bank AG
     Expires June 2010                      $   3,250,000          (84,117)

     Bought credit default protection
     on Devon Energy Corp. and
     pay .48%

     Broker, Deutsche Bank AG
     Expires June 2010                      $   6,500,000          (37,590)

     Sold credit default protection on
     BellSouth Corp. and receive .26%

     Broker, Lehman Brothers
     Special Finance
     Expires June 2010                      $   3,155,000             3,638

     Bought credit default protection
     on Devon Energy Corp. and
     pay .50%

     Broker, Lehman Brothers
     Special Finance
     Expires June 2010                      $   6,500,000          (43,115)

     Bought credit default protection
     on Valero Energy Corp. and
     pay 1.00%

     Broker, Lehman Brothers
     Special Finance
     Expires June 2010                      $   3,250,000          (84,117)

     Bought credit default protection
     on The Goldman Sachs Group, Inc.
     and pay .45%

     Broker, Lehman Brothers
     Special Finance
     Expires June 2010                      $   3,155,000          (26,628)

     Bought credit default protection
     on JPMorgan Chase & Co. and
     pay .44%

     Broker, Morgan Stanley Capital
     Services, Inc.
     Expires June 2010                      $   3,155,000          (26,612)



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)

                                Master Core Bond Portfolio

     Swaps outstanding as of September 30, 2005 were as follows (continued):


                                                                 Unrealized
                                               Notional        Appreciation
                                                Amount       (Depreciation)


     Sold credit default protection
     on Wells Fargo & Co. and
     receive .195%

     Broker, Deutsche Bank AG
     Expires June 2010                      $   3,155,000       $     9,847

     Sold credit default protection on
     Dow Jones CDX North America
     Investment Grade Index Series 4
     and receive .40%

     Broker, Lehman Brothers
     Special Finance
     Expires June 2010                      $  32,770,000           (8,607)

     Sold credit default protection on
     Dow Jones CDX North America
     Investment Grade Index Series 4
     and receive .40%

     Broker, Lehman Brothers
     Special Finance
     Expires June 2010                      $  61,750,000           303,668

     Sold credit default protection on
     J. C. Penney Company, Inc. and
     receive .86%

     Broker, Lehman Brothers
     Special Finance
     Expires September 2010                 $   6,365,000          (69,143)

     Bought credit default protection
     on Ford Motor Credit Co. and
     pay 4.21%

     Broker, UBS Warburg
     Expires September 2010                 $   3,180,000            12,978

     Bought credit default protection
     on Ford Motor Credit Co. and
     pay 4.31%

     Broker, UBS Warburg
     Expires September 2010                 $  6,360,000                948

     Sold credit default protection on
     Royal Caribbean Cruises Ltd. and
     receive 1.03%

     Broker, Lehman Brothers
     Special Finance
     Expires September 2010                 $   6,365,000          (60,557)

     Sold credit default protection on
     J. C. Penney Company, Inc. and
     receive 0.95%

     Broker, UBS Warburg
     Expires September 2010                 $   3,180,000          (22,066)

     Sold credit default protection on
     Royal Caribbean Cruises Ltd.
     and receive 1.13%

     Broker, UBS Warburg
     Expires September 2010                 $   3,180,000          (16,485)



                                                                 Unrealized
                                               Notional        Appreciation
                                                Amount       (Depreciation)


     Sold credit default protection on
     General Motors Acceptance Corp.
     and receive 4.45%

     Broker, UBS Warburg
     Expires September 2010                 $   3,180,000       $  (81,214)

     Sold credit default protection on
     General Motors Acceptance Corp.
     and receive 4.55%

     Broker, UBS Warburg
     Expires September 2010                 $   6,360,000         (138,165)

     Bought credit default protection on
     Alltel Corp. and pay .40%

     Broker, Deutsche Bank AG
     Expires December 2010                  $  13,110,000           (9,256)

     Sold credit default protection on
     CSX Corp. and receive .34%

     Broker, JPMorgan Chase Bank
     Expires December 2010                  $   6,555,000           (2,989)

     Bought credit default protection on
     Sara Lee Corp. and pay .57%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2010                  $   6,555,000             8,967

     Bought credit default protection on
     ConAgra Foods, Inc. and pay .57%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2010                  $   6,555,000             8,967

     Bought credit default protection on
     HJ Heinz Co. and pay .37%

     Broker, UBS Warburg
     Expires December 2010                  $   6,555,000              (66)

     Sold credit default protection on
     Goodrich Corp. and receive .44%

     Broker, UBS Warburg
     Expires December 2010                  $   6,555,000           (9,013)

     Bought credit default protection on
     Campbell Soup Co. and pay .26%

     Broker, UBS Warburg
     Expires December 2010                  $   6,555,000             6,057

     Bought credit default protection on
     General Mills, Inc. and pay .35%

     Broker, UBS Warburg
     Expires December 2010                  $   6,555,000             6,017

     Bought credit default protection
     on Ford Motor Credit Co. and
     pay 4.40%

     Broker, UBS Warburg
     Expires December 2010                  $   6,365,000             (713)



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)

                                Master Core Bond Portfolio


     Swaps outstanding as of September 30, 2005 were as follows (concluded):


                                                                 Unrealized
                                               Notional        Appreciation
                                                Amount       (Depreciation)

     Bought credit default protection on
     Albertson's, Inc. and pay 3.18%

     Broker, Morgan Stanley
     Capital Services, Inc.
     Expires December 2010                  $   6,500,000       $    24,629

     Sold credit default protection on
     Tyco International Ltd. and
     receive .43%

     Broker, UBS Warburg
     Expires December 2010                  $   6,555,000          (21,127)

     Sold credit default protection on
     General Motors Acceptance Corp.
     and receive 5.10%

     Broker, UBS Warburg
     Expires December 2010                  $   6,365,000          (24,219)

     Sold credit default protection on
     Lehman Brothers Holdings, Inc.
     and receive .271%

     Broker, UBS Warburg
     Expires December 2010                  $   6,555,000             6,050

     Sold credit default protection
     on Computer Associates
     International, Inc. and receive .74%

     Broker, UBS Warburg
     Expires December 2010                  $   6,555,000           (6,975)

     Sold credit default protection on
     Dow Jones CDX North America
     Investment Grade Index Series 5
     and receive .45%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2010                  $  34,985,000            45,022



                                               Notional          Unrealized
                                                Amount         Depreciation


     Bought credit default protection
     on Dow Jones CDX North America
     Investment Grade Index Series 5
     and pay .55%

     Broker, Lehman Brothers
     Special Finance
     Expires December 2010                   $ 32,770,000      $   (19,243)

     Receive a fixed rate of 4.17%
     and pay 3.50% on Treasury
     Inflation Protected Securities
     adjusted principal

     Broker, Morgan Stanley
     Capital Services, Inc.
     Expires January 2011                    $ 14,075,000         (642,650)

     Receive a floating rate based
     on 1-month LIBOR plus .47%,
     which is capped at a fixed coupon
     of 6% and pay a floating rate
     based on 1-month LIBOR

     Broker, Credit Suisse
     First Boston
     Expires June 2011                      $146,250,000          (130,640)
                                                               ------------
     Total                                                     $(2,134,659)
                                                               ============

     Currency Abbreviations

         EUR   Euro
         USD   U.S. Dollar

     See Notes to Financial Statements.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Statement of Assets and Liabilities                                                                    Master Core Bond Portfolio

As of September 30, 2005
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $375,096,156) (identified cost--$3,200,939,701)                                                         $ 3,201,991,479
       Investments in affiliated securities, at value (identified cost--$386,066,375)                                 386,066,375
       Options purchased, at value (premiums paid--$561,257)                                                              337,875
       Unrealized appreciation on swaps                                                                                    94,752
       Swap premiums paid                                                                                                 179,126
       Cash                                                                                                            10,340,645
       Unrealized appreciation on forward foreign exchange contracts                                                      375,986
       Receivables:
           Securities sold                                                                     $    79,175,299
           Interest                                                                                 16,227,311
           Contributions                                                                             5,778,827
           Variation margin                                                                            153,625
           Principal paydowns                                                                           22,774
           Dividends                                                                                     7,313
           Securities lending                                                                          180,329        101,545,478
                                                                                               ---------------
       Prepaid expenses                                                                                                    42,746
                                                                                                                  ---------------
       Total assets                                                                                                 3,700,974,462
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                      386,066,375
       Options written, at value (premiums received--$1,738,649)                                                        1,766,049
       Unrealized depreciation on swaps                                                                                 2,229,411
       Swap premiums received                                                                                             813,246
       Payables:
           Securities purchased                                                                    401,529,716
           Withdrawals                                                                              25,121,033
           Swaps                                                                                    11,206,800
           Investment adviser                                                                          144,854
           Other affiliates                                                                             30,286        438,032,689
                                                                                               ---------------
       Accrued expenses                                                                                                   236,625
                                                                                                                  ---------------
       Total liabilities                                                                                              829,144,395
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 2,871,830,067
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $ 2,871,707,188
       Unrealized appreciation--net                                                                                       122,879
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 2,871,830,067
                                                                                                                  ===============

       See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Statement of Operations                                                                                Master Core Bond Portfolio

For the Year Ended September 30, 2005
Investment Income

       Interest                                                                                                   $   109,854,653
       Dividends                                                                                                          793,784
       Securities lending--net                                                                                            265,908
                                                                                                                  ---------------
       Total income                                                                                                   110,914,345
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,842,742
       Accounting services                                                                             726,686
       Custodian fees                                                                                  146,516
       Professional fees                                                                                88,890
       Pricing fees                                                                                     42,042
       Trustees' fees and expenses                                                                      32,455
       Printing and shareholder reports                                                                  6,541
       Other                                                                                            78,084
                                                                                               ---------------
       Total expenses                                                                                                   2,963,956
                                                                                                                  ---------------
       Investment income--net                                                                                         107,950,389
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          6,157,931
           Futures contracts and swaps--net                                                          1,471,997
           Options written--net                                                                      7,631,755
           Foreign currency transactions--net                                                        (436,794)         14,824,889
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                       (32,156,514)
           Futures contracts and swaps--net                                                          (946,976)
           Options written--net                                                                       (27,400)
           Foreign currency transactions--net                                                          129,233       (33,001,657)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                       (18,176,768)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    89,773,621
                                                                                                                  ===============

       See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Statements of Changes in Net Assets                                                                    Master Core Bond Portfolio
                                                                                                 For the         For the Period
                                                                                                Year Ended     October 1, 2003++
                                                                                              September 30,     to September 30,
Increase (Decrease) in Net Assets:                                                                 2005               2004
Operations

       Investment income--net                                                                  $   107,950,389    $    95,862,703
       Realized gain--net                                                                           14,824,889         42,243,894
       Change in unrealized appreciation/depreciation--net                                        (33,001,657)        (9,073,551)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         89,773,621        129,033,046
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                 715,008,502      2,762,946,486
       Fair value of net asset contributions                                                                --      1,889,781,052
       Fair value of withdrawals                                                                 (659,703,618)    (2,055,009,022)
                                                                                               ---------------    ---------------
       Net increase in net assets derived from capital transactions                                 55,304,884      2,597,718,516
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                145,078,505      2,726,751,562
       Beginning of period                                                                       2,726,751,562                 --
                                                                                               ---------------    ---------------
       End of period                                                                           $ 2,871,830,067    $ 2,726,751,562
                                                                                               ===============    ===============

        ++ Commencement of operations.

           See Notes to Financial Statements.


Financial Highlights                                                                                   Master Core Bond Portfolio
                                                                                                 For the         For the Period
                                                                                               Year Ended      October 1, 2003++
The following ratios have been derived from                                                   September 30,     to September 30,
information provided in the financial statements.                                                  2005               2004
Total Investment Return

       Total investment return                                                                           3.13%          4.34%++++
                                                                                               ===============    ===============

Ratios to Average Net Assets

       Expenses                                                                                           .10%                10%
                                                                                               ===============    ===============
       Investment income--net                                                                            3.81%              3.39%
                                                                                               ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                                                $     2,871,830    $     2,726,752
                                                                                               ===============    ===============
       Portfolio turnover                                                                              234.92%            258.01%
                                                                                               ===============    ===============

        ++ Commencement of operations.

      ++++ Aggregate total investment return.

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Notes to Financial Statements                        Master Core Bond Portfolio


1. Significant Accounting Policies:
Master Core Bond Portfolio (the "Master Portfolio") is part of Master Bond Trust (the "Trust"). The Master Portfolio is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Master Portfolio, subject to certain limitations. On October 1, 2003, the Master Portfolio received all of the net assets of Core Bond Portfolio of Merrill Lynch Bond Fund, Inc., a registered investment company that converted to a master/feeder structure. The Master Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Master Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Master Portfolio from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Master Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Master Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Master Portfolio may engage in various portfolio investment strategies both to increase the return of the Master Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Notes to Financial Statements (continued)            Master Core Bond Portfolio


* Financial futures contracts--The Master Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Master Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Master Portfolio may purchase and write call and put options. When the Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Master Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Master Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Master Portfolio, sold by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

* Swaps--The Master Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Master Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Notes to Financial Statements (continued)            Master Core Bond Portfolio


(d) Income taxes--The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Master Portfolio's assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Master Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Where the Master Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Master Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Master Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Master Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Master Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays a monthly fee with respect to the Master Portfolio based upon the aggregate average daily value of the Master Portfolio's net assets and Merrill Lynch Bond Fund, Inc. (the "Fund") High Income and Intermediate Term Portfolio's net assets at an annual rate of .20% of the average daily net assets not exceeding $250 million; .15% of average daily net assets in excess of $250 million but less than $500 million; .10% of average daily net assets in excess of $500 million but less than $750 million and .05% in excess of $750 million. For the year ended September 30, 2005, the aggregate average daily net assets of the Master Portfolio, including the Fund's High Income Portfolio and Intermediate Term Portfolio, was approximately $4,985,785,377. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Master Portfolio. There is no increase in the aggregate fees paid by the Master Portfolio for these services.

The Master Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of September 30, 2005, the Master Portfolio lent securities with a value of $21,901,000 to MLPF&S or its affiliates. Pursuant to that order, the Master Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Master Portfolio, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended September 30, 2005, MLIM, LLC received $117,438 in securities lending agent fees.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Notes to Financial Statements (concluded)            Master Core Bond Portfolio


For the year ended September 30, 2005, the Master Portfolio reimbursed FAM $64,980 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended September 30, 2005 were $5,695,794,071 and $5,780,609,457, respectively.

Transactions in call options written for the year ended September 30, 2005 were as follows:


                                          Number of            Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of year                              --                 --
Options written                              452,245    $     4,880,536
Options expired                              (5,810)        (1,521,655)
Options closed                             (443,563)        (2,612,482)
                                     ---------------    ---------------
Outstanding call options written,
   end of year                                 2,872    $       746,399
                                     ===============    ===============


Transactions in put options written for the year ended September 30, 2005 were as follows:


                                          Number of            Premiums
                                           Contracts           Received

Outstanding put options written,
   beginning of year                              --                 --
Options written                                7,060    $    12,704,316
Options expired                              (1,881)          (384,884)
Options exercised                            (2,595)          (436,310)
Options closed                               (2,255)       (10,890,872)
                                     ---------------    ---------------
Outstanding put options written,
   end of year                                   329    $       992,250
                                     ===============    ===============


4. Short-Term Borrowings:
The Master Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master Portfolio may borrow up to the maximum amount allowable under the Master Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Master Portfolio pays a commitment fee of .07% per annum based on the Master Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Master Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Master Portfolio did not borrow under the credit agreement during the year ended September 30, 2005.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005



Report of Independent Registered Public Accounting Firm
                                                     Master Core Bond Portfolio


To the Investors and Board of Trustees of Master Bond Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Core Bond Portfolio of Master Bond Trust as of September 30, 2005 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Core Bond Portfolio of Master Bond Trust as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 23, 2005



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Officers and Directors/Trustees
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                                                                                               Fund Complex   Directorships
                        Position(s)  Length of                                                 Overseen by    Held by
                        Held with    Time                                                      Director/      Director
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Interested Director/Trustee


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    130 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      175 Portfolios
Princeton,              Director/             Co-Head (Americas Region) thereof from 2000
NJ 08543-9011           Trustee               to 2001 and Senior Vice President from 1999 to
Age: 51                                       2001; President and Director of Princeton Services,
                                              Inc. ("Princeton Services") since 2001; President
                                              of Princeton Administrators, L.P. ("Princeton
                                              Administrators") since 2001; Chief Investment
                                              Officer of OppenheimerFunds, Inc. in 1999 and
                                              Executive Vice President thereof from 1991
                                              to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors/Trustee.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Officers and Directors/Trustees (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                                                                                               Fund Complex   Directorships
                        Position(s)  Length of                                                 Overseen by    Held by
                        Held with    Time                                                      Director/      Director
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Independent Directors/Trustees*


Ronald W. Forbes**      Director/    1998 to  Professor Emeritus of Finance, School of         49 Funds       None
P.O. Box 9095           Trustee      present  Business, State University of New York at        49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof from
NJ 08543-9095                                 1989 to 2000; International Consultant, Urban
Age: 65                                       Institute, Washington D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director/    1994 to  Professor, Harvard Business School since 1989;   49 Funds       Newell
P.O. Box 9095           Trustee      present  Associate Professor, J.L. Kellogg Graduate       49 Portfolios  Rubbermaid, Inc.
Princeton,                                    School of Management, Northwestern University                   (manufacturing)
NJ 08543-9095                                 from 1985 to 1989; Associate Professor, Graduate
Age: 53                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School of Publishing since 2005.


Jean Margo Reid         Director/    2004 to  Self-employed consultant since 2001; Counsel     49 Funds       None
P.O. Box 9095           Trustee      present  of Alliance Capital Management (investment       49 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                 Secretary of Sanford C. Bernstein & Co., Inc.
Age: 60                                       (investment adviser/broker-dealer) from 1997
                                              to 2000; Secretary, Sanford C. Bernstein Fund,
                                              Inc. from 1994 to 2000; Director and Secretary
                                              of SCB, Inc. since 1998; Director and Secretary
                                              of SCB Partners, Inc. since 2000; and Director of
                                              Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director/    2000 to  President, Middle East Institute, from 1995      49 Funds       None
P.O. Box 9095           Trustee      present  to 2001; Foreign Service Officer, United States  49 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995; Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 70                                       General, U.S. Department of State, from 1991
                                              to 1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director/    1988 to  Professor of Finance from 1984 to 1995, Dean     49 Funds       Bowne & Co.,
P.O. Box 9095           Trustee      present  from 1984 to 1993 and since 1995 Dean            49 Portfolios  Inc. (financial
Princeton,                                    Emeritus of New York University's Leonard N.                    printers);
NJ 08543-9095                                 Stern School of Business Administration.                        Vornado
Age: 67                                                                                                       Realty Trust
                                                                                                              (real estate
                                                                                                              company);
                                                                                                              Alexander's, Inc.
                                                                                                              (real estate
                                                                                                              company)


Edward D. Zinbarg       Director/    2000 to  Self-employed financial consultant since 1994;   49 Funds       None
P.O. Box 9095           Trustee      present  Executive Vice President of the Prudential       49 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 70                                       Company and former Trustee of the Prudential
                                              Foundation.


 * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Officers and Directors/Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                              present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


John D. Burger          Vice         2005 to  Managing Director (Global Fixed Income) of MLIM since 2004; Director of MLIM
P.O. Box 9011           President    present  from 1998 to 2004 and Vice President thereof from 1993 to 1998.
Princeton,
NJ 08543-9011
Age: 43


Patrick Maldari         Vice         2002 to  Managing Director (Global Fixed Income) of MLIM since 2000; Director of MLIM
P.O. Box 9011           President    present  from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 43


James Pagano            Vice         2000 to  Director (Global Fixed Income) of MLIM since 2004; Vice President of MLIM from
P.O. Box 9011           President    present  1997 to 2004.
Princeton,
NJ 08543-9011
Age: 43


Frank Viola             Vice         2005 to  Managing Director (Global Fixed Income) of MLIM since 2002; Head of the Global
P.O. Box 9011           President    present  Fixed Income Structured Asset Team since 2002; Director of MLIM from 2000
Princeton,                                    to 2001 and Vice President thereof from 1997 to 2000.
NJ 08543-9011
Age: 41


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                       Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                              Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                              Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.         SEPTEMBER 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.
           (a) Audit Fees -  Fiscal Year Ending September 30, 2005 - $6,500
                             Fiscal Year Ending September 30, 2004 - $6,200

           (b) Audit-Related Fees -
                             Fiscal Year Ending September 30, 2005 - $0
                             Fiscal Year Ending September 30, 2004 - $0

           (c) Tax Fees -    Fiscal Year Ending September 30, 2005 - $7,115
                             Fiscal Year Ending September 30, 2004 - $10,050

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
                             Fiscal Year Ending September 30, 2005 - $0
                             Fiscal Year Ending September 30, 2004 - $0

           Master Core Bond Portfolio of Master Bond Trust
           (a) Audit Fees -  Fiscal Year Ending September 30, 2005 - $43,000
                             Fiscal Year Ending September 30, 2004 - $40,000

           (b) Audit-Related Fees -
                             Fiscal Year Ending September 30, 2005 - $0
                             Fiscal Year Ending September 30, 2004 - $0

           (c) Tax Fees -    Fiscal Year Ending September 30, 2005 - $8,700
                             Fiscal Year Ending September 30, 2004 - $8,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
                             Fiscal Year Ending September 30, 2005 - $0
                             Fiscal Year Ending September 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending September 30, 2005 - $6,827,388
               Fiscal Year Ending September 30, 2004 - $14,091,966

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and Master Core Bond Portfolio of Master Bond Trust


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
       Master Core Bond Portfolio of Master Bond Trust


Date: November 17, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
       Master Core Bond Portfolio of Master Bond Trust


Date: November 17, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
       Master Core Bond Portfolio of Master Bond Trust


Date: November 17, 2005